As filed with the Securities and Exchange Commission on January 8, 2015
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21169
NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman New York Intermediate Municipal Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the

Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Neuberger Berman
Intermediate Municipal Closed-End Funds

Neuberger Berman California Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Fund Inc.

Neuberger Berman New York Intermediate Municipal Fund Inc.

Annual Report
October 31, 2014

Contents

President’s Letter	1

PORTFOLIO COMMENTARIES	2

SCHEDULES OF INVESTMENTS

California Intermediate Municipal Fund Inc.	6

Intermediate Municipal Fund Inc.	10

New York Intermediate Municipal Fund Inc.	18

FINANCIAL STATEMENTS	28

FINANCIAL HIGHLIGHTS/PER SHARE DATA

California Intermediate Municipal Fund Inc.	39

Intermediate Municipal Fund Inc.	40

New York Intermediate Municipal Fund Inc.	41

Report of Independent Registered Public Accounting Firm	43

Distribution Reinvestment Plan for each Fund	44

Directory	47

Directors and Officers	48

Proxy Voting Policies and Procedures	56

Quarterly Portfolio Schedule	56

Notice to Shareholders	57

Report of Votes of Shareholders	58

Board Consideration of the Management and
Sub-Advisory Agreements	60

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President’s Letter

Dear Shareholder,

I am pleased to present this annual report for the Neuberger Berman Intermediate Municipal Closed-End Funds for the 12 months ended October 31, 2014. The report includes portfolio commentaries, listings of the Funds’ investments and their audited financial statements for the reporting period.

Each Fund’s investment objective is to provide a high level of current income exempt from regular federal income tax and, for each state-specific Fund, a high level of current income exempt from that state’s personal income taxes (and, in the case of the New York Fund, New York City personal income tax).

We maintain a conservative investment philosophy and disciplined investment process in an effort to provide you with superior tax-exempt current income over the long term with less volatility and risk.

On July 2, 2014, the three Neuberger Berman Intermediate Municipal Closed-End Funds announced that they successfully issued variable rate municipal term preferred shares (VMTPs). The proceeds from the issuance of VMTPs were used to redeem all of the Funds’ outstanding auction market preferred shares (AMPS) at the full liquidation preference of $25,000 per share, plus accumulated distributions. The VMTP issuance and AMPS redemption did not result in a substantial change in the amount of leverage employed by each Fund.

Additionally, on October 7, 2014, Neuberger Berman Intermediate Municipal Fund Inc. announced an increase in its monthly distribution rate to $0.075 per share of common stock from the prior monthly distribution rate of $0.07 per share. The increase went into effect with the Fund’s November 2014 monthly distribution. The increase in distribution rate is the result of numerous factors, including the Fund’s current undistributed net investment income (UNII) balance, its current and projected level of earnings and its current and expected costs of leverage. There is no guarantee that the Fund will continue to pay this distribution rate.

Thank you for your confidence in the Funds. We will continue to do our best to earn your trust in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

Neuberger Berman Intermediate Municipal Closed-End Funds Portfolio Commentaries (Unaudited)

For the 12 months ended October 31, 2014, on a net asset value (NAV) basis, all three of the Neuberger Berman Intermediate Municipal Closed-End Funds posted double-digit returns and outperformed their benchmark, the Barclays 10-Year Municipal Bond Index. California Intermediate Municipal Fund, Intermediate Municipal Fund and New York Intermediate Municipal Fund posted 13.28%, 17.24% and 12.16% total returns, respectively, whereas the benchmark generated a 7.08% return. (Fund performance on a market basis is provided in the table immediately following this letter.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) contributed to the performance of each Fund because of the strength in the municipal market during the reporting period.

After a difficult start due to several negative headlines and weak demand, the municipal bond market rallied and generated strong results during the 12-month reporting period, overall. There were several factors triggering the turnaround in the municipal market, including improving fundamentals, rising investor demand, and an increase in tax revenues. In addition, new issuance was sharply lower than during the previous fiscal year.

Given the steepness of the municipal yield curve and our aim to generate incremental income, we maintained long durations for the Funds during the reporting period. Overall, having durations that were longer than the index benefited performance. In terms of the Funds’ yield curve positioning, we maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund’s benchmark is concentrated in the eight- to 12-year portion of the curve. Yield curve positioning was also positive for performance as the municipal yield curve flattened.

The Funds maintained a lower quality bias than that of the benchmark as we looked to generate additional yield. This was additive for results given the outperformance of lower-quality bonds during the reporting period. From a sector perspective, increasing the Funds’ allocation to the charter school sector benefited results as these relatively lower-rated securities outperformed the index. Security selection had a minimal impact on performance overall during the reporting period.

We maintain our positive outlook for the municipal bond market. We believe that fundamentals continue to improve, with rising tax revenues in many municipalities. While we believe new supply is likely to increase in the coming months, we anticipate it could be absorbed by solid investor demand. Given the municipal market’s strong results this year, valuations have moved closer to their historical average. However, we continue to believe the overall municipal market is reasonably valued when compared to Treasuries and corporate credit. Against this backdrop, we anticipate maintaining the Fund’s long duration and barbelled yield curve structure.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO CO-MANAGERS

The composition, industries and holdings of each Fund are subject to change.

The opinions expressed are those of the Funds’ portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Funds, as well as the market value of Fund shares, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOLS
California Intermediate Municipal Fund Inc.	NBW
Intermediate Municipal Fund Inc.	NBH
New York Intermediate Municipal Fund Inc.	NBO

CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC. PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
California	85.0%
Florida	0.8
Guam	2.0
Illinois	1.3
Louisiana	0.4
Nevada	0.8
New Jersey	0.6
North Carolina	0.5
Pennsylvania	1.5
Puerto Rico	5.2
Tennessee	0.4
Texas	1.3
Virgin Islands	0.2
Total	100.0%

NEW YORK INTERMEDIATE MUNICIPAL FUND INC. PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
California	3.2%
Florida	0.4
Guam	2.3
Illinois	0.9
Louisiana	0.4
Nevada	1.0
New York	85.6
Pennsylvania	1.8
Puerto Rico	2.6
Virgin Islands	0.3
Other	1.5
Total	100.0%

PERFORMANCE HIGHLIGHTS[1]
		Average Annual Total Return
	Inception	Ended 10/31/2014
At NAV[2]	Date	1 Year	5 Years	10 Years	Life of Fund
California Intermediate Municipal Fund Inc.	09/24/2002	13.28%	7.23%	5.80%	6.17%
Intermediate Municipal Fund Inc.	09/24/2002	17.24%	8.62%	6.32%	6.66%
New York Intermediate Municipal Fund Inc.	09/24/2002	12.16%	6.35%	5.30%	5.69%
At Market Price[3]
California Intermediate Municipal Fund Inc.	09/24/2002	15.02%	9.26%	7.01%	5.78%
Intermediate Municipal Fund Inc.	09/24/2002	15.72%	9.49%	6.90%	5.88%
New York Intermediate Municipal Fund Inc.	09/24/2002	15.21%	7.63%	6.18%	5.04%
Index
Barclays 10-Year Municipal Bond Index[4]		7.08%	5.73%	5.03%	4.94%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund common shares.

The investment return and market price will fluctuate and common shares may trade at prices below NAV. Fund common shares, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not waived a portion of its investment management fees during certain of the periods shown. Please see the Notes to Financial Highlights for additional information regarding fee waivers.

INTERMEDIATE MUNICIPAL FUND INC. PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Investments)
Alabama	0.5%	New Hampshire	0.3%
Arizona	5.8	New Jersey	3.4
California	19.0	New York	7.1
Colorado	1.7	North Carolina	2.3
Connecticut	0.3	Ohio	0.9
District of Columbia	1.8	Oregon	0.1
Florida	3.8	Pennsylvania	5.0
Guam	1.1	Puerto Rico	0.4
Hawaii	1.7	Rhode Island	1.2
Illinois	11.1	Tennessee	1.1
Indiana	3.2	Texas	4.8
Iowa	2.5	Utah	1.2
Louisiana	0.9	Vermont	1.6
Maine	0.5	Virginia	0.4
Maryland	0.5	Washington	2.4
Massachusetts	4.8	West Virginia	0.2
Michigan	0.5	Wisconsin	2.5
Minnesota	1.0	Tax Exempt Preferred	0.4
Mississippi	1.0	Other	0.5
Missouri	1.3	Total	100.0%
Nevada	1.2

Endnotes

1 A portion of each Fund’s income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

2 Returns based on the NAV of each Fund.

3 Returns based on the market price of Fund common shares on the NYSE MKT.

4 Please see “Description of Index” on page 5 for a description of the index.

For more complete information on any of the Neuberger Berman Intermediate Municipal Closed-End Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

Barclays 10-Year Municipal Bond Index:	The index is the 10-year (8-12 years to maturity) component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt bond market and has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Funds may invest in securities not included in the above described index and generally do not invest in all securities included in the index.

Schedule of Investments California Intermediate Municipal Fund Inc.

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]
Municipal Notes (167.2%)
California (142.2%)
$1,000	Bay Area Toll Au. Toll Bridge Rev., Ser. 2013-S-4, 5.00%, due 4/1/27	$1,179
1,500	Bay Area Toll Au. Toll Bridge Rev. (San Francisco Bay Area), Ser. 2012, 5.00%, due 4/1/21	1,814
500	California Ed. Fac. Au. Rev. (Scripps College), Ser. 2007, (National Public Finance Guarantee Corp.	523	ß
	Insured), 5.00%, due 11/1/15
2,000	California HFA Home Mtge. Rev., Ser. 2006-E, (FGIC Insured), 4.88%, due 2/1/17	2,059
1,000	California HFA Home Mtge. Rev., Ser. 2006-E, (FGIC Insured), 4.95%, due 8/1/26	1,017
345	California HFA Home Mtge. Rev., Ser. 2007-E, 5.00%, due 2/1/42	348
2,000	California Hlth. Facs. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2005, 5.00%, due 11/15/21	2,081	ß
1,000	California Hlth. Facs. Fin. Au. Rev. (Children’s Hosp. Los Angeles), Ser. 2012-A, 5.00%, due 11/15/26	1,122	ß
500	California Infrastructure & Econ. Dev. Bank Rev. (Los Angeles Co. Museum of Natural History	500	µß
	Foundation), Ser. 2008-B, (LOC: Wells Fargo Bank N.A.), 0.06%, due 9/1/37
1,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Lease Rev. (King City Joint Union High Sch.	1,106
	Dist. Fin.), Ser. 2010, 5.13%, due 8/15/24
1,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.), Ser. 2014,	1,002	#ß
	5.63%, due 7/1/44
500	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.), Ser. 2014,	493	Ñß
	5.13%, due 7/1/29
300	California Muni. Fin. Au. Ed. Rev. (American Heritage Ed. Foundation Proj.), Ser. 2006-A,	303	ß
	5.00%, due 6/1/16
375	California Muni. Fin. Au. Rev. (Biola Univ.), Ser. 2013, 4.00%, due 10/1/25	401	ß
410	California Muni. Fin. Au. Rev. (Biola Univ.), Ser. 2013, 4.00%, due 10/1/26	432	ß
455	California Muni. Fin. Au. Rev. (Biola Univ.), Ser. 2013, 4.00%, due 10/1/27	474	ß
1,040	California Muni. Fin. Au. Rev. (Loma Linda Univ.), Ser. 2007, 5.00%, due 4/1/21	1,113	ß
600	California Muni. Fin. Au. Rev. (Southwestern Law Sch.), Ser. 2011, 6.00%, due 11/1/26	707	ß
605	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group), Ser. 2014-A,	627	ß
	4.00%, due 1/1/27
630	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group), Ser. 2014-A,	648	ß
	4.00%, due 1/1/28
330	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group), Ser. 2014-A,	335	ß
	4.00%, due 1/1/29
450	California Sch. Fac. Fin. Au. Rev. (KIPP LA Proj.), Ser. 2014-A, 4.13%, due 7/1/24	462	ß
555	California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. (Wtr. Sys.), Ser. 2012-AN, 5.00%, due 12/1/21	681
2,000	California St. Dept. of Wtr. Res. Supply Rev., Ser. 2010-L, 5.00%, due 5/1/22	2,393
20	California St. G.O., Ser. 2002, 5.00%, due 10/1/17	20
1,500	California St. G.O., Ser. 2012, 5.00%, due 2/1/27	1,757
2,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/27	2,204	ñß
1,095	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004-B,	1,099
	5.50%, due 6/1/20
1,000	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svc.) (Cap. East End ), Ser. 2002-A,	1,004
	(AMBAC Insured), 5.25%, due 12/1/16
600	California St. Sch. Fin. Au. Ed. Facs. Rev. (Partnerships Uplifts Comm. Valley Proj.), Ser. 2014-A,	660	ß
	5.35%, due 8/1/24
1,000	California St. Var. Purp. G.O., Ser. 2012, 4.00%, due 9/1/21	1,144
330	California Statewide CDA Cert. of Participation Rev. (The Internext Group), Ser. 1999,	331	ß
	5.38%, due 4/1/17
1,000	California Statewide CDA Hlth. Fac. Rev. (Adventist Hlth.), Ser. 2005-A, 5.00%, due 3/1/20	1,010	ß
995	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	1,082	ß
720	California Statewide CDA Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured),	837	ß
	5.00%, due 10/1/26
610	California Statewide CDA Rev. (Lancer Ed. Std. Hsg. Proj.), Ser. 2007, 5.40%, due 6/1/17	631	ß
700	California Statewide CDA Rev. (Redwoods Proj.), Ser. 2013, 5.00%, due 11/15/28	795	ß
1,255	California Statewide CDA Rev. (Sr. Living So. California Presbyterian Homes), Ser. 2009,	1,466	ß
	6.25%, due 11/15/19
1,500	California Statewide CDA Rev. (St. Joseph Hlth. Sys.), Ser. 2000, (National Public Finance Guarantee	1,702	ß
	Corp. Insured), 5.13%, due 7/1/24
195	California Statewide CDA Rev. (Valley Care Hlth. Sys.), Ser. 2007-A, 4.80%, due 7/15/17	204	ß
350	Corona Norco Unified Sch. Dist. Pub. Fin. Au. Sr. Lien Rev., Ser. 2013-A, 5.00%, due 9/1/26	398

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc.
(cont’d)

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]
$560	Corona Norco Unified Sch. Dist. Pub. Fin. Au. Sr. Lien Rev., Ser. 2013-A, 5.00%, due 9/1/27	$633
1,365	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A,	1,415	ß
	5.00%, due 12/15/21
2,000	Davis Joint Unified Sch. Dist. Cert. of Participation (Yolo Co.), Ser. 2014, (BAM Insured),	2,267
	4.00%, due 8/1/24
1,250	Emeryville Redev. Agcy. Successor Agcy. Tax Allocation Ref. Rev., Ser. 2014-A, (AGM Insured),	1,505
	5.00%, due 9/1/25
1,000	Fresno Unified Sch. Dist. Ref. G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured),	1,114
	6.00%, due 2/1/17
2,000	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2010,	2,095
	5.50%, due 12/1/24
1,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured),	1,194	[h]
	0.00%, due 8/1/40
1,000	Inglewood Pub. Fin. Au. Ref. Rev., Ser. 2012, 5.00%, due 8/1/18	1,101
1,000	Inglewood Unified Sch. Dist. Facs. Fin. Au. Rev., Ser. 2007, (AGM Insured), 5.25%, due 10/15/26	1,177
150	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 4.00%, due 9/1/23	158
300	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 4.00%, due 9/1/24	315
450	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 4.00%, due 9/1/25	464
645	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 3.50%, due 9/1/26	646
690	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 3.63%, due 9/1/27	688
3,200	Irvine Unified Sch. Dist. Spec. Tax (Comm. Facs. Dist. Number 9), Ser. 2014-A, (LOC: U.S Bank),	3,200	µ
	0.06%, due 9/1/53
680	Jurupa Pub. Fin. Auth. Spec. Tax Rev., Ser. 2014-A, 5.00%, due 9/1/24	802
315	La Verne Cert. of Participation (Brethren Hillcrest Homes), Ser. 2014, 5.00%, due 5/15/26	350	ß
500	La Verne Cert. of Participation (Brethren Hillcrest Homes), Ser. 2014, 5.00%, due 5/15/29	547	ß
1,105	Lodi Pub. Fin. Au. Lease Rev., Ser. 2012, 5.25%, due 10/1/26	1,204
720	Long Beach Fin. Au. Rev., Ser. 1992, (AMBAC Insured), 6.00%, due 11/1/17	749
3,900	Los Angeles Co. Metro. Trans. Au. Sales Tax Prop. A First Tier Sr. Rev., Ser. 2012-A,	4,761
	5.00%, due 7/1/21
2,000	Los Angeles Muni. Imp. Corp. Lease Ref. Rev. (Real Property), Ser. 2012-C, 5.00%, due 3/1/27	2,284
500	Los Angeles Reg. Arpt. Imp. Corp. Lease Rev. (Laxfuel Corp.), Ser. 2012, 4.50%, due 1/1/27	537	ß
1,070	Mill Valley Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-A, 0.00%, due 8/1/19	985
1,000	Mountain House Pub. Fin. Au. Utils. Sys. Rev., Ser. 2007, 5.00%, due 12/1/22	1,092
1,385	Ohlone Comm. College Dist. G.O. (Election 2010), Ser. 2014-B, 0.00%, due 8/1/29	753
1,490	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/24	1,548
1,500	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,641
1,000	Rancho Cucamonga Redev. Agcy. Successor Agcy. Tax Allocation Rev. (Rancho Redev. Proj.), Ser.	1,188
	2014, (AGM Insured), 5.00%, due 9/1/27
495	Riverside Co. Comm. Facs. Dist. Spec. Tax Rev. (Scott Road), Ser. 2013, 4.00%, due 9/1/21	494
600	Riverside Co. Comm. Facs. Dist. Spec. Tax Rev. (Scott Road), Ser. 2013, 5.00%, due 9/1/25	634
1,320	Riverside Co. Trans. Commission Toll Rev. Sr. Lien (Cap. Appreciation), Ser. 2013-B,	998
	0.00%, due 6/1/22
1,500	Riverside Co. Trans. Commission Toll Rev. Sr. Lien (Cap. Appreciation), Ser. 2013-B,	1,078
	0.00%, due 6/1/23
360	Roseville Stone Point Comm. Fac. Dist. Number 1 Special Tax Rev., Ser. 2003, 5.70%, due 9/1/17	363
1,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured),	1,223
	5.25%, due 12/1/24
400	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured),	486
	5.25%, due 12/1/26
2,600	Sacramento Muni. Utils. Dist. Elec. Rev., Ser. 1997-K, (AMBAC Insured), 5.70%, due 7/1/17	2,953
1,350	San Bernardino Comm. College Dist. G.O. (Election 2002), Ser. 2008-A, 6.25%, due 8/1/24	1,621
	Pre-Refunded 8/1/18
400	San Diego Pub. Facs. Fin. Au. Lease Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured),	440
	5.25%, due 2/15/19
830	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.80%, due 9/1/15	832
820	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.90%, due 9/1/16	822
750	San Francisco City & Co. Arpts. Commission Int’l Ref. Rev., Ser. 2009-D2, 3.00%, due 5/1/21	806
1,000	San Francisco City & Co. Arpts. Commission Int’l Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/21	1,158
2,115	San Francisco City & Co. Redev. Fin. Au. Tax Allocation (San Francisco Redev. Proj.), Ser. 2003-B,	2,117
	(National Public Finance Guarantee Corp. Insured), 5.25%, due 8/1/18
2,000	San Francisco City & Co. Unified Sch. Dist. Ref. Rev., Ser. 2012, 4.00%, due 6/15/25	2,215

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc.
(cont’d)

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]
$820	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured),	$823	ß
	4.95%, due 12/1/22
1,060	San Jose Redev. Agcy. Tax Allocation Ref. (Merged Area Redev. Proj.), Ser. 2006-D, (AMBAC Insured),	1,152
	5.00%, due 8/1/21
1,000	San Juan Unified Sch. Dist. G.O., Ser. 2012-C, 4.00%, due 8/1/22	1,134
1,070	San Juan Unified Sch. Dist. G.O., Ser. 2012-C, 4.00%, due 8/1/25	1,157
1,000	San Mateo Union High Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A,	607
	0.00%, due 9/1/25
1,000	San Rafael City High Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2004-B, (National Public	950
	Finance Guarantee Corp. Insured), 0.00%, due 8/1/18
1,390	San Rafael Redev. Agcy. Tax Allocation Ref. (Central San Rafael Redev. Proj.), Ser. 2009, (Assured	1,572
	Guaranty Insured), 5.00%, due 12/1/21
310	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM	313
	Insured), 3.25%, due 6/1/25
575	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM	584
	Insured), 3.50%, due 6/1/26
325	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM	328
	Insured), 3.50%, due 6/1/27
270	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM	267
	Insured), 3.50%, due 6/1/28
1,000	Santa Monica-Malibu Unified Sch. Dist. Ref. G.O., Ser. 2013, 3.00%, due 8/1/27	996
1,000	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser. 2013,	1,092
	5.00%, due 8/1/26
1,500	Sulphur Springs Union Sch. Dist. Cert. of Participation (Cap. Appreciation), Ser. 2010, (AGM Insured),	1,715	[c]
	0.00%, due 12/1/37
1,250	Sunnyvale Sch. Dist. G.O. (Election 2004), Ser. 2005-A, (AGM Insured), 5.00%, due 9/1/21	1,299
2,000	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%, due 9/1/25	2,355
2,000	Twin Rivers Unified Sch. Dist. Cert. of Participation (Sch. Fac. Bridge Funding Prog.), Ser. 2007, (AGM	2,001	µ
	Insured), 3.20%, due 6/1/27 Putable 6/1/20
2,000	Vernon Elec. Sys. Rev., Ser. 2009-A, 5.13%, due 8/1/21	2,251
3,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C,	3,124	[i]
	0.00%, due 8/1/37
1,500	Vista Unified Sch. Dist. G.O., Ser. 2012, 5.00%, due 8/1/21	1,816
3,500	William S.Hart Union High Sch. Dist. G.O. Cap. Appreciation (Election 2001), Ser. 2005-B, (AGM	2,298
	Insured), 0.00%, due 9/1/26
2,250	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	1,495	[j]
	0.00%, due 8/1/36
		122,146
Florida (1.3%)
500	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1,	503	#ß
	6.88%, due 5/15/21
525	Lakeland Ed. Facs. Rev. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/24	592	ß
		1,095
Guam (3.3%)
1,110	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.25%, due 11/1/18	1,265
465	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16 Pre-	481
	Refunded 7/1/15
1,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,124
		2,870
Illinois (2.1%)
450	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	461
500	Illinois Fin. Au. Rev. (Navistar Int’l Rec Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	535	ß
750	Illinois St. G.O., Ser. 2013, 5.00%, due 7/1/23	836
		1,832

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc.
(cont’d)

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]
Louisiana (0.6%)
$500	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A,	$540	ß
	7.63%, due 12/15/28
Nevada (1.4%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,158
New Jersey (0.9%)
750	New Jersey St. Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due 9/15/23	806	ß
North Carolina (0.9%)
750	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging,	771	ß
	Inc.), Ser. 2012-A, 4.25%, due 3/1/24
Pennsylvania (2.5%)
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2,	2,134	[b]
	0.00%, due 12/1/34
Puerto Rico (8.8%)
2,000	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (National Public Finance Guarantee	2,082
	Corp. Insured), 5.50%, due 7/1/20
400	Puerto Rico Ind., Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Int’l American Univ. Proj.), Ser. 2012,	419	ß
	5.00%, due 10/1/21
1,000	Puerto Rico Ind., Tourist, Ed., Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser.	1,000	ß
	2002-A, (ACA Insured), 5.25%, due 8/1/15
3,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/17	3,008
1,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/21	1,003
		7,512
Tennessee (0.7%)
500	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2006-A,	581
	5.25%, due 9/1/23
Texas(2.2%)
1,750	Love Field Arpt. Modernization Corp. Spec. Fac. Rev. (Southwest Airlines Co. Proj.), Ser. 2010,	1,878	ß
	5.25%, due 11/1/40
Virgin Islands (0.3%)
250	Virgin Islands Pub. Fin. Au. Rev., Ser. 2014-A, 5.00%, due 10/1/24	296
Total Investments (167.2%) (Cost $134,387)		143,619	##
Cash, receivables and other assets, less liabilities (1.5%)		1,282
Liquidation Value of Variable Rate Municipal Term Preferred Shares [(68.7%)]		(59,000)
Total Net Assets Applicable to Common Shareholders (100.0%)		$85,901

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]
Municipal Notes (157.5%)
Alabama (0.7%)
$1,900	Selma IDB Rev. (Int’l Paper Co. Proj.), Ser. 2011-A, 5.38%, due 12/1/35	$2,174	ß
Arizona (9.2%)
5,000	Arizona Sch. Fac. Board Cert. of Participation, Ser. 2008, (Assured Guaranty Insured),	5,715
	5.13%, due 9/1/21
2,265	Arizona Wtr. Infrastructure Fin. Au. Rev. (Wtr. Quality), Ser. 2008-A, 5.00%, due 10/1/22	2,600
5,870	Mohave Co. Ind. Dev. Au. Correctional Fac. Contract Rev. (Mohave Prison LLC Expansion Proj.), Ser.	6,756	ß
	2008, 7.50%, due 5/1/19
3,500	Phoenix Ind. Dev. Au. Ed. Rev. (Great Hearts Academies Proj.), Ser. 2014, 3.75%, due 7/1/24	3,505	ß
1,500	Phoenix Ind. Dev. Au. Solid Waste Disp. Rev. (Vieste Spec. LLC), Ser. 2013-A, 4.38%, due 4/1/28	1,526	ß
400	Phoenix-Mesa Gateway Arpt. Au. Spec. Fac. Rev. (Mesa Proj.), Ser. 2012, 5.00%, due 7/1/24	460
1,450	Pima Co. Swr. Rev., Ser. 2012-A, 5.00%, due 7/1/27	1,701
1,840	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/18	1,845
1,155	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/22	1,159
2,325	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2006, 5.05%, due 7/15/18	2,425
		27,692
California (30.0%)
515	California HFA Rev. (Home Mtge.), Ser. 2007-E, 5.00%, due 2/1/42	519
1,755	California HFA Rev. (Home Mtge.), Ser. 2006-E, (FGIC Insured), 4.95%, due 8/1/26	1,784
2,250	California Hlth. Facs. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2009, 5.00%, due 8/15/39	2,487	ß
1,000	California Hlth. Facs. Fin. Au. Rev. (Children’s Hosp. Los Angeles), Ser. 2012-A, 5.00%, due 11/15/26	1,122	ß
1,725	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Rev. (King City Joint Union High Sch.),	1,907
	Ser. 2010, 5.13%, due 8/15/24
805	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.),	815	#ß
	Ser. 2014, 5.00%, due 7/1/24
630	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.),	632	#ß
	Ser. 2014, 5.13%, due 7/1/29
1,265	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.),	1,264	Ñß
	Ser. 2014, 5.00%, due 7/1/24
430	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.),	424	Ñß
	Ser. 2014, 5.13%, due 7/1/29
585	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group),	611	ß
	Ser. 2014-A, 4.00%, due 1/1/26
1,685	California St. G.O., Ser. 2007, (XLCA Insured), 4.50%, due 8/1/27	1,801
1,220	California St. G.O. Ref., Ser. 2005, 5.00%, due 3/1/19	1,239
5,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/27	5,510	ñß
1,500	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svcs. Cap East End), Ser. 2002-A,	1,506
	(AMBAC Insured), 5.25%, due 12/1/17
4,000	California St. Var. Purp. G.O., Ser. 2009, 5.63%, due 4/1/25	4,756
840	California Statewide CDA Rev. (California Baptist Univ. Proj.), Ser. 2007-A, 5.30%, due 11/1/18	913	ßØØ
2,000	Emery Unified Sch. Dist. G.O. (Election 2010), Ser. 2011-A, 6.50%, due 8/1/33	2,571
1,400	Emeryville Redev. Agcy. Successor Agcy. Tax Allocation Ref. Rev., Ser. 2014-A,	1,686
	(AGM Insured), 5.00%, due 9/1/25
2,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured),	2,389	[h]
	0.00%, due 8/1/40
1,000	Inglewood Pub. Fin. Au. Ref. Rev. (Lease), Ser. 2012, 5.00%, due 8/1/16	1,058
1,950	Inglewood Pub. Fin. Au. Ref. Rev. (Lease), Ser. 2012, 5.00%, due 8/1/17	2,116
1,115	Inglewood Pub. Fin. Au. Ref. Rev. (Lease), Ser. 2012, 5.00%, due 8/1/18	1,228
590	La Verne Cert. of Participation Ref. (Brethren Hillcrest Homes), Ser. 2014, 5.00%, due 5/15/29	645	ß
3,620	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 2005-B, (AGM	2,594
	Insured), 0.00%, due 8/1/24
5,750	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E,	5,033	[d]
	(Assured Guaranty Insured), 0.00%, due 8/1/29

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]
$5,000	Redondo Beach Unified Sch. Dist. G.O., Ser. 2009, 0.00%, due 8/1/34	$5,491	[e]
2,060	Rocklin Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-B, (National Public Finance Guarantee	1,745
	Corp. Insured), 0.00%, due 8/1/19
4,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured),	4,861
	5.25%, due 12/1/26
2,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B,	1,910	[f]
	0.00%, due 8/1/34
740	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 5.00%, due 9/1/17	742
2,000	San Francisco City & Co. Arpt. Commission Int’l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/25	2,288
6,000	San Mateo Foster City Sch. Dist. G.O. Cap. Appreciation (Election 2008),	4,973	[g]
	Ser. 2010-A, 0.00%, due 8/1/32
1,540	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser. 2013,	1,681
	5.00%, due 8/1/26
2,040	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%, due 9/1/25	2,403
3,000	Vernon Elec. Sys. Rev., Ser. 2009-A, 5.13%, due 8/1/21	3,377
9,070	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C,	9,445	[i]
	0.00%, due 8/1/37
5,095	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009, (Assured Guaranty	3,309
	Insured), 0.00%, due 8/1/26
3,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	1,994	[j]
	0.00%, due 8/1/36
		90,829
Colorado (2.7%)
5,000	Denver City & Co. Arpt. Sys. Rev., Ser. 2011-B, 5.00%, due 11/15/24	5,700	ØØ
2,550	Plaza Metro. Dist. Number 1 Tax Allocation Rev., Ser. 2013, 4.00%, due 12/1/23	2,596
		8,296
Connecticut (0.5%)
650	Hamden G.O., Ser. 2013, (AGM Insured), 3.00%, due 8/15/24	648
750	Hamden G.O., Ser. 2013, (AGM Insured), 3.13%, due 8/15/25	750
		1,398
District of Columbia (2.8%)
1,615	Dist. of Columbia HFA Rev. (Capitol Hill Towers Proj.), Ser. 2011, (Fannie Mae Insured),	1,731	ß
	4.10%, due 12/1/26
3,035	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 3.55%, due 6/1/22	3,137	ß
1,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2008-A, 5.50%, due 10/1/18	1,165
2,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2011-C, 5.00%, due 10/1/26	2,303
		8,336
Florida (6.1%)
1,000	Cityplace Comm. Dev. Dist. Spec. Assessment Rev. Ref., Ser. 2012, 5.00%, due 5/1/26	1,126
1,000	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B-1,	1,007	#ß
	6.88%, due 5/15/21
1,000	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc.), Ser. 2012-A,	991	ß
	5.50%, due 6/15/22
3,120	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc.), Ser. 2013-A,	3,376	ß
	6.75%, due 12/15/27
1,750	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc.), Ser. 2014-A,	1,748	ß
	5.75%, due 6/15/29
1,795	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 5.00%, due 5/1/21	2,146
1,000	Hillsborough Co. Ind. Dev. Au. IDR (Hlth. Facs.), Ser. 2008-B, 8.00%, due 8/15/32	1,321	ß
	Pre-Refunded 8/15/19
1,135	Lakeland Ed. Facs. Rev. Ref. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/27	1,259	ß

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]
$2,000	Lee Co. Arpt. Ref. Rev., Ser. 2011-A, 5.63%, due 10/1/25	$2,355
2,000	Martin Co. Ind. Dev. Au. Ref. Rev. (Indiantown Cogeneration Proj.), Ser. 2013, 4.20%, due 12/15/25	2,036	ß
1,000	Village Comm. Dev. Dist. Number 11 Spec. Assessment Rev., Ser. 2014, 4.13%, due 5/1/29	1,000	Ø
		18,365
Guam(1.7%)
1,220	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/20	1,457
650	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/21	771
2,630	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	2,956
		5,184
Hawaii (2.6%)
5,200	Hawaii St. Arpt. Sys. Ref. Rev., Ser. 2011, 4.13%, due 7/1/24	5,642	ØØ
2,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaii Elec. Co., Inc. - Subsidiary),	2,325	ß
	Ser. 2009, 6.50%, due 7/1/39
		7,967
Illinois (17.5%)
2,680	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	2,744
5,705	Berwyn G.O., Ser. 2013-A, 5.00%, due 12/1/27	6,630
1,350	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.45%, due 12/1/30	1,509
1,960	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.50%, due 12/1/31	2,190
1,970	Cook Co. Township High Sch. Dist. Number 225 Northfield Township, Ser. 2008, 5.00%, due 12/1/25	2,226
1,875	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.00%, due 4/1/16	1,966	ß
4,000	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.75%, due 4/1/24	4,322	ß
1,960	Illinois Fin. Au. Rev. (Navistar Int’l Rec. Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	2,096	ß
5,840	Illinois Fin. Au. Rev. (Provena Hlth.), Ser. 2010-A, 6.25%, due 5/1/22	6,986	ß
1,670	Illinois Metro. Pier & Exposition Au. Dedicated St. Tax Ref. Rev., Ser. 1998-A, (FGIC Insured),	1,880
	5.50%, due 6/15/17
1,905	Illinois Sports Facs. Au. Cap. Appreciation Rev. (St. Tax Supported), Ser. 2001, (AMBAC Insured),	1,143
	0.00%, due 6/15/26
3,900	Illinois St. G.O., Ser. 2012, 4.00%, due 8/1/25	3,905
1,000	Illinois St. G.O., Ser. 2013, 5.00%, due 7/1/23	1,115
1,930	Pingree Grove Village Rev. (Cambridge Lakes Learning Ctr. Proj.), Ser. 2011, 8.00%, due 6/1/26	2,147	ß
945	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A-1, (BAM Insured),	1,038
	5.00%, due 2/15/27
1,375	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A-1, (BAM Insured),	1,502
	5.00%, due 2/15/28
715	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A-1, (BAM Insured),	780
	5.00%, due 2/15/29
2,725	Univ. of Illinois (Hlth. Svc. Facs. Sys.), Ser. 2013, 5.00%, due 10/1/27	3,064
2,875	Univ. of Illinois (Hlth. Svc. Facs. Sys.), Ser. 2013, 5.75%, due 10/1/28	3,378
1,850	Will Co. High Sch. Dist. Number 204 G.O. (Joliet Jr. College), Ser. 2011-A, 6.25%, due 1/1/31	2,229
		52,850
Indiana (5.1%)
4,000	Indiana Bond Bank Rev. (Spec. Prog. Clark Mem. Hosp.), Ser. 2009-D, 5.50%, due 8/1/29	4,493	ß
500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A,	534	ß
	5.00%, due 6/1/32
500	Indiana Fin. Au. Rev. (I-69 Dev. Partners LLC), Ser. 2014, 5.25%, due 9/1/25	580	ß
500	Indiana Fin. Au. Rev. (I-69 Dev. Partners LLC), Ser. 2014, 5.25%, due 9/1/26	571	ß
4,000	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Ref. Rev. (Clarian Hlth. Oblig. Group), Ser. 2006-B,	4,218	ß
	5.00%, due 2/15/21
3,055	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp. Insured),	3,874
	5.75%, due 12/1/21
1,000	Valparaiso Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2013, 5.88%, due 1/1/24	1,128	ß
		15,398

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]
Iowa(3.9%)
$1,000	Coralville Urban Renewal Rev., Tax Increment, Ser. 2007-C, 5.00%, due 6/1/15	$1,003
5,110	Iowa Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2008, 5.50%, due 8/1/22	5,937
2,700	Iowa Std. Loan Liquidity Corp. Rev., Ser. 2011-A-1, 5.00%, due 12/1/21	2,915
780	Iowa Std. Loan Liquidity Corp. Rev., Ser. 2011-A-1, 5.30%, due 12/1/23	839
1,005	Kirkwood Comm. College Iowa New Jobs Training Cert. G.O. (Merged Area X),	1,032
	Ser. 2007-1B, 5.00%, due 6/1/17
		11,726
Louisiana (1.5%)
1,500	Louisiana Local Gov’t Env. Fac. & Comm. (Westlake Chemical Corp.), Ser. 2010-A2,	1,775	ß
	6.50%, due 11/1/35
775	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.),	837	ß
	Ser. 2013-A, 7.63%, due 12/15/28
1,655	St. Charles Parish Gulf Zone Opportunity Rev. (Valero Energy Corp.), Ser. 2010, 4.00%,	1,794	µß
	due 12/1/40 Putable 6/1/22
		4,406
Maine(0.8%)
2,400	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2005, 6.25%,	2,534	ñµß
	due 1/1/25 Putable 2/1/17
Maryland (0.8%)
2,400	Prince Georges Co. Hsg. Au. Multi-Family Rev. (Bristol Pines Apts. Proj.), Ser. 2005,	2,478	µß
	(Fannie Mae Insured), 4.85%, due 12/15/38 Putable 12/15/23
Massachusetts (7.6%)
200	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/24	217	ß
415	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/25	445	ß
200	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/26	213	ß
190	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/27	200	ß
150	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/28	157	ß
3,220	Massachusetts St. Ed. Fin. Au. Rev., Ser. 2011-J, 5.00%, due 7/1/23	3,539
4,525	Massachusetts St. Ed. Fin. Au. Rev., Ser. 2012-J, 4.70%, due 7/1/26	4,739
5,000	Massachusetts St. Ed. Fin. Au. Rev., Ser. 2013-K, 4.50%, due 7/1/24	5,312
5,000	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 4.90%, due 12/1/25	5,233
3,045	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.), Ser. 2002-A, 5.25%, due 8/1/19	3,056
		23,111
Michigan (0.7%)
2,000	Summit Academy North Pub. Sch. Academy Ref. Rev., Ser. 2005, 5.25%, due 11/1/20	2,010
150	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.00%, due 11/1/15	153	ØØ
		2,163
Minnesota (1.5%)
2,000	Maple Grove Hlth. Care Sys. Rev. (Maple Grove Hosp. Corp.), Ser. 2007, 5.00%, due 5/1/17	2,174	ß
2,250	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. (Children’s Hlth. Care Facs.), Ser. 2010-A1,	2,475	ß
	(AGM Insured), 4.50%, due 8/15/24
		4,649
Mississippi (1.6%)
4,000	Mississippi Bus. Fin. Corp. Gulf Opportunity Zone Rev., Ser. 2009-A, 4.70%, due 5/1/24	4,325	ß
500	Mississippi Dev. Bank Spec. Oblig. (Wilkinson Co. Correctional), Ser. 2008-D, 5.00%, due 8/1/15	518	ß
		4,843

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]
Missouri (2.0%)
$390	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR (Unrefunded Bal. Drinking Wtr.), Ser. 2002-B,	$391
	5.50%, due 7/1/16
2,275	Missouri St. Hlth. & Ed. Facs. Au. Rev. (Children’s Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	2,544	ß
2,965	Missouri St. Univ. Auxiliary Enterprise Sys. Rev., Ser. 2007-A, (XLCA Insured), 5.00%, due 4/1/26	3,205
		6,140
Nevada (2.0%)
1,635	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 6.50%, due 6/15/17	1,782
3,545	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	4,105
		5,887
New Hampshire (0.5%)
1,500	New Hampshire St. Bus. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.),	1,500	ñµß
	Ser. 2013, 4.00%, due 4/1/29 Putable 10/1/19
New Jersey (5.4%)
2,500	New Jersey Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due 9/15/23	2,686	ß
500	New Jersey Econ. Dev. Au. Rev. (The Goethals Bridge Replacement Proj.),	587	ß
	Ser. 2013, 5.25%, due 1/1/25
500	New Jersey Econ. Dev. Au. Rev. (The Goethals Bridge Replacement Proj.),	588	ß
	Ser. 2013, 5.50%, due 1/1/26
1,420	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group),	1,409	ß
	Ser. 2013, 3.50%, due 7/1/24
1,470	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group),	1,455	ß
	Ser. 2013, 3.63%, due 7/1/25
1,520	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group),	1,507	ß
	Ser. 2013, 3.75%, due 7/1/26
765	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group),	767	ß
	Ser. 2013, 4.00%, due 7/1/27
7,000	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2012-1A, 4.38%, due 12/1/26	7,258
		16,257
New York (11.2%)
1,320	Build NYC Res. Corp. Rev. (Int’l Leadership Charter Sch. Proj.), Ser. 2013, 5.00%, due 7/1/23	1,342	ß
500	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. for Int’l Cultures and the Arts),	493	ß
	Ser. 2013-A, 3.88%, due 4/15/23
1,450	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. for Int’l Cultures and the Arts), Ser. 2013-A,	1,422	ß
	5.00%, due 4/15/43
1,000	New York City IDA Civic Fac. Rev. (Vaughn College Aeronautics & Technology),	1,041	ß
	Ser. 2006-A, 5.00%, due 12/1/28
500	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014-2, 5.38%, due 11/15/40	511	ñßØ
1,100	New York Liberty Dev. Corp. Rev. (Nat’l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine),	4,473	ß
	Ser. 2009, 5.25%, due 7/1/33
3,200	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	3,767
2,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.85%, due 11/1/41	2,095
2,000	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/27	1,974
2,000	New York St. Urban Dev. Corp. Rev., Ser. 2008-D, 5.25%, due 1/1/20	2,332
710	Newburgh G.O., Ser. 2012-A, 5.00%, due 6/15/20	785
495	Newburgh G.O. (Deficit Liquidation), Ser. 2012-B, 5.00%, due 6/15/20	548
520	Newburgh G.O. (Deficit Liquidation), Ser. 2012-B, 5.00%, due 6/15/21	576
550	Newburgh G.O. (Deficit Liquidation), Ser. 2012-B, 5.00%, due 6/15/22	609
1,435	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/23	1,626	ß
1,000	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. (Covanta Energy Proj.),	1,010	ß
	Ser. 2012-B, 4.00%, due 11/1/24

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]
$2,000	Oyster Bay, G.O., Ser. 2014, (AGM Insured), 3.25%, due 8/1/21	$2,104
1,155	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 4.25%, due 11/1/26	1,209
5,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	6,017
		33,934
North Carolina (3.7%)
1,835	North Carolina Med. Care Commission Hlth. Care Facs. Rev. (Lutheran Svc. For Aging, Inc.), Ser.	1,887	ß
	2012-A, 4.25%, due 3/1/24
2,000	North Carolina Med. Care Commission Retirement Facs. Rev., Ser. 2013, 5.13%, due 7/1/23	2,136	ß
5,250	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev., Ser. 2009-A, 5.00%, due 1/1/26	6,015
1,000	Oak Island Enterprise Sys. Rev., Ser. 2009, (Assured Guaranty Insured), 5.63%, due 6/1/24	1,159
		11,197
Ohio(1.5%)
2,060	Cleveland Arpt. Sys. Rev. Ref., Ser. 2012-A, 5.00%, due 1/1/27	2,276	ØØ
1,000	Ohio St. Wtr. Dev. Au. Poll Ctrl. Facs. Rev. Ref. (First Energy Nuclear Generation Proj.), Ser. 2006-B,	1,068	µß
	4.00%, due 12/1/33 Putable 6/3/19
1,000	Ohio St. Wtr. Dev. Au. Poll Ctrl. Facs. Rev. Ref. (First Energy Nuclear Generation Proj.), Ser. 2008-C,	1,048	µß
	3.95%, due 11/1/32 Putable 5/1/20
		4,392
Oregon (0.2%)
500	Oregon St. Hsg. & Comm. Svc. Dept. Multi-Family Rev., Ser. 2012-B, (FHA Insured),	503
	3.50%, due 7/1/27
Pennsylvania (7.8%)
3,000	Beaver Co. Ind. Dev. Au. Rev. Ref. (Firstenergy Generation LLC), Ser. 2006-A, 3.50%, due 4/1/41	3,078	µß
	Putable 6/1/20
500	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.), Ser. 2012, 3.50%, due 5/1/25	498	ß
350	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.), Ser. 2012, 3.60%, due 5/1/26	349	ß
2,000	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2008-A, 6.10%, due 7/1/22	2,133	ß
1,250	Lancaster Ind. Dev. Au. Rev. (Garden Spot Village Proj.), Ser. 2013, 5.38%, due 5/1/28	1,361	ß
3,430	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	3,588
2,625	Pennsylvania Econ. Dev. Fin. Au. Exempt Facs. Rev. Ref. (Amtrak Proj.), Ser. 2012-A,	2,978	ß
	5.00%, due 11/1/24
1,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2,	1,067	[b]
	0.00%, due 12/1/34
210	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 4.00%, due 4/1/17	210	ß
895	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 5.00%, due 4/1/22	922	ß
415	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 5.50%, due 4/1/27	426	ß
4,480	Reading G.O., Ser. 2010-C, 5.63%, due 11/15/20	4,869	ØØ
2,000	Susquehanna Area Reg. Arpt. Au. Sys. Rev., Ser. 2012-A, 5.00%, due 1/1/27	2,177
		23,656
Puerto Rico (0.7%)
2,020	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (National Public Finance Guarantee	2,103
	Corp. Insured), 5.50%, due 7/1/20
Rhode Island (1.9%)
1,000	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Hosp. Fin. - Care New England Hlth. Sys.),	1,086	ß
	Ser. 2013-A, 5.00%, due 9/1/23
2,650	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2013-A, 3.75%, due 12/1/26	2,570
2,135	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2013-A, 3.75%, due 12/1/27	2,045
		5,701

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]
Tennessee (1.8%)
$2,705	Memphis-Shelby Co. Arpt. Au. Arpt. Rev., Ser. 2010-B, 5.50%, due 7/1/19	$3,149
2,000	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2006-A, 5.25%,	2,323
	due 9/1/23
		5,472
Texas(7.5%)
500	Arlington Higher Ed. Fin. Corp. Rev. (Universal Academy), Ser. 2014-A, 5.88%, due 3/1/24	529	ß
1,000	Arlington Higher Ed. Fin. Corp. Rev. (Universal Academy), Ser. 2014-A, 6.63%, due 3/1/29	1,046	ß
1,050	Clifton Higher Ed. Fin. Corp. Rev. (Uplift Ed.), Ser. 2013-A, 3.10%, due 12/1/22	1,032	ß
2,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-B, 4.75%, due 11/1/42	2,137	ß
500	Gulf Coast Ind. Dev. Au. Rev. (CITGO Petroleum Proj.), Ser. 1995, 4.88%, due 5/1/25	510	ß
1,000	Harris Co. Cultural Ed. Facs. Fin. Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.),	1,090	ß
	Ser. 2013-B, 5.75%, due 1/1/28
2,300	Harris Co. Perm. Imp. Ref. G.O., Ser. 2008-B, 5.00%, due 10/1/19 Pre-Refunded 10/1/18	2,667
2,900	Harris Co. Toll Road Sr. Lien Rev., Ser. 2008-B, 5.00%, due 8/15/33	3,205
610	HFDC Ctr. Texas, Inc. Retirement Fac. Rev., Ser. 2006-A, 5.25%, due 11/1/15	618	ß
590	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation), Ser. 2012-A, 4.00%, due 2/15/22	617	ß
1,000	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation), Ser. 2012-A, 5.00%, due 2/15/32	1,100	ß
1,000	Houston Pub. Imp. Ref. G.O., Ser. 2008-A, 5.00%, due 3/1/20	1,123
3,000	North Texas Tollway Au. Dallas North Tollway Sys. Rev., Ser. 2005-C, 6.00%, due 1/1/23	3,501
500	San Leanna Ed. Fac. Corp. Higher Ed. Ref. Rev. (St. Edwards Univ. Proj.), Ser. 2007, 5.00%, due 6/1/19	545	ß
1,500	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/21	1,691
1,175	West Harris Co. Reg. Wtr. Au. Sys. Wtr. Rev., Ser. 2009, 5.00%, due 12/15/35	1,296
		22,707
Utah(1.9%)
3,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%, due 2/15/28	3,433	ß
1,200	Uintah Co. Muni. Bldg. Au. Lease Rev., Ser. 2008, 5.25%, due 6/1/20	1,346
290	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.00%, due 7/1/20	301
265	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.25%, due 7/1/21	275
375	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.45%, due 7/1/22	390
		5,745
Vermont (2.5%)
1,600	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2012-A, 5.00%, due 6/15/21	1,753
465	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2013-A, 4.25%, due 6/15/24	473
1,105	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2013-A, 4.35%, due 6/15/25	1,122
1,640	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2013-A, 4.45%, due 6/15/26	1,662
535	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2013-A, 4.55%, due 6/15/27	543
1,800	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2014-A, 5.00%, due 6/15/24	2,028
		7,581
Virginia (0.7%)
1,000	Fairfax Co. Econ. Dev. Au. Residential Care Fac. Rev. (Vinson Hall LLC),	1,036	ß
	Ser. 2013-A, 4.00%, due 12/1/22
1,000	Virginia Beach Dev. Au. Residential Care Fac. Mtge. Ref. Rev. (Westminster-Canterbury of	1,014	ß
	Hampton Roads, Inc.), Ser. 2005, 5.00%, due 11/1/22
		2,050
Washington (3.8%)
1,600	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2007, 5.63%, due 12/1/25	1,769
6,700	Vancouver Downtown Redev. Au. Rev. (Conference Ctr. Proj.), Ser. 2013, 4.00%, due 1/1/28	6,933
2,525	Washington St. Higher Ed. Fac. Au. Ref. Rev. (Whitworth Univ. Proj.), Ser. 2009, 5.38%, due 10/1/29	2,815	ß
		11,517

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]
West Virginia (0.4%)
$1,000	West Virginia Sch. Bldg. Au. Excess Lottery Rev., Ser. 2008, 5.00%, due 7/1/19	$1,134
Wisconsin (3.9%)
1,100	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/35	1,253	ß
1,225	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/39	1,392	ß
5,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.), Ser. 2008-B3, 5.00%, due 10/1/30	5,611	ß
3,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Meriter Hosp., Inc.), Ser. 2009, 5.63%, due 12/1/29	3,560	ß
	Pre-Refunded 12/1/18
		11,816
Other (0.8%)
3,000	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	2,315	#
Total Municipal Notes (Cost $432,538)		476,006

Tax Exempt Preferred (0.6%)

Real Estate (0.6%)
1,875	Munimae TE Bond Subsidiary LLC, Unsecured Notes, 5.00%, due 4/30/28 (Cost $1,875)	1,875	#
Total Investments (158.1%) (Cost $434,413)		477,881	##
Cash, receivables and other assets, less liabilities (1.2%)		3,828
Liquidation Value of Variable Rate Municipal Term Preferred Shares [(59.3%)]		(179,400)
Total Net Assets Applicable to Common Shareholders (100.0%)		$302,309

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]
Municipal Notes (162.0%)
California (5.3%)
$3,115	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured),	$2,306	ØØ
	0.00%, due 8/1/24
1,470	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,608
		3,914
Florida (0.7%)
500	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1,	503	#ß
	6.88%, due 5/15/21
Guam (3.8%)
1,135	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.50%, due 11/1/19	1,326
330	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	341
	Pre-Refunded 7/1/15
1,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,124
		2,791
Illinois (1.5%)
455	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	466
600	Illinois St. G.O., Ser. 2013, 5.00%, due 7/1/23	669
		1,135
Louisiana (0.7%)
500	Louisiana St. Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.),	540	ß
	Ser. 2013-A, 7.63%, due 12/15/28
Nevada (1.6%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,158
New York (140.8%)
380	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A,	438	ß
	5.00%, due 12/1/27
375	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A,	430	ß
	5.00%, due 12/1/28
270	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A,	308	ß
	5.00%, due 12/1/29
1,000	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	1,113
1,000	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/23	1,106
270	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College), Ser. 2014-A, 5.00%, due 6/1/26	324	ß
225	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College), Ser. 2014-A, 5.00%, due 6/1/29	265	ß
250	Build NYC Res. Corp. Ref. Rev. (Methodist Hosp. Proj.), Ser. 2014, 5.00%, due 7/1/22	291	ß
500	Build NYC Res. Corp. Ref. Rev. (Methodist Hosp. Proj.), Ser. 2014, 5.00%, due 7/1/29	571	ß
600	Build NYC Res. Corp. Rev. (Int’l Leadership Charter Sch. Proj.), Ser. 2013, 5.00%, due 7/1/23	610	ß
500	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. Int’l Cultures), Ser. 2013-A, 3.88%, due 4/15/23	493	ß
500	Cattaraugus Co. IDA Civic Fac. Rev. (St. Bonaventure Univ. Proj.), Ser. 2006-A, 5.00%, due 5/1/23	524	ß
500	Clarkstown Central Sch. Dist. G.O., Ser. 2012, 4.00%, due 10/15/19	561
1,000	Dutchess Co. Local Dev. Corp. Rev. (Marist College Proj.), Ser. 2012-A, 5.00%, due 7/1/21	1,185	ß
1,050	Erie Co. IDA Sch. Fac. Rev. (Buffalo City Sch. Dist.), Ser. 2009-A, 5.25%, due 5/1/25	1,211
1,270	Geneva Dev. Corp. Rev. (Hobart & William Smith College Proj.), Ser. 2012, 5.00%, due 9/1/21	1,506	ß
1,500	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2009, 5.75%, due 7/1/23	1,700	ß
580	Islip, G.O., Ser. 2012, 3.00%, due 8/1/25	606
1,050	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2006-E, (BHAC Insured), 5.00%, due 12/1/21	1,137

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.
(cont’d)

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]

$2,000	Metropolitan Trans. Au. Rev., Ser. 2012-F, 5.00%, due 11/15/21	$2,405
1,000	Monroe Co. IDA Civic Fac. Rev. (Highland Hosp. of Rochester), Ser. 2005, 5.00%, due 8/1/15	1,029	ß
300	Monroe Co. Ind. Dev. Corp. Rev. (Monroe Comm. College), Ser. 2014, (AGM Insured),	343	ß
	5.00%, due 1/15/29
500	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A,	555	ß
	5.00%, due 10/1/24
500	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A,	550	ß
	5.00%, due 10/1/25
250	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A,	250	ß
	4.00%, due 10/1/26
1,120	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2012-A, 5.00%, due 6/1/23	1,277	ß
210	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2012-A, 5.00%, due 6/1/25	237	ß
520	Monroe Co. Newpower Corp. Pwr. Fac. Rev., Ser. 2003, 5.10%, due 1/1/16	521
1,265	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (MAC Insured),	1,498
	5.00%, due 9/1/27
2,000	Nassau Co. G.O. (Gen. Imp. Bonds), Ser. 2013-B, 5.00%, due 4/1/28	2,281
800	Nassau Co. IDA Civic Fac. Rev. Ref. & Imp. (Cold Spring Harbor Laboratory), Ser. 1999, (LOC: TD Bank	800	µß
	N.A.), 0.07%, due 1/1/34
500	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.),	590	ß
	Ser. 2014, 5.00%, due 7/1/23
1,000	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.),	1,148	ß
	Ser. 2014, 5.00%, due 7/1/27
950	New York City G.O., Ser. 2009-B, 5.00%, due 8/1/22	1,108
1,000	New York City G.O., Ser. 2009-E, 5.00%, due 8/1/21	1,169
1,925	New York City G.O., Subser. 2012-G1, 5.00%, due 4/1/27	2,244
200	New York City IDA Civic Fac. Rev. (American Civil Proj.), Ser. 2005, (LOC: JP Morgan Chase),	200	µß
	0.07%, due 6/1/35
1,560	New York City IDA Civic Fac. Rev. (Packer Collegiate Institute Proj.), Ser. 2002, (AMBAC Insured),	1,565	ß
	5.00%, due 6/1/22
490	New York City IDA Civic Fac. Rev. (Vaughn College Aeronautics & Technology), Ser. 2006-A,	510	ß
	5.00%, due 12/1/28
2,000	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc. Proj.), Ser. 2005, 5.50%, due 1/1/19	2,105	µß
200	New York City Trust for Cultural Res. Rev. (American Museum of Natural History), Ser. 2008-A1, (LOC:	200	µß
	JP Morgan Chase), 0.07%, due 4/1/27
500	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014, 5.38%, due 11/15/40	511	ñßØ
2,000	New York Liberty Dev. Corp. Rev. (Goldman Sachs Headquarters), Ser. 2005, 5.25%, due 10/1/35	2,371	ßØØ
660	New York Liberty Dev. Corp. Rev. (Nat’l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
3,000	New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.), Ser. 2003, 5.75%, due 2/15/17	3,010	ß
250	New York St. Dorm. Au. Rev. (Brookdale Hosp. Med. Ctr.), Ser. 1998-J, 5.20%, due 2/15/16	251	ß
795	New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995-A, 5.63%, due 7/1/16	841
400	New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish Oblig. Group), Ser. 2003,	401	ß
	5.00%, due 5/1/18
905	New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence Proj.), Ser. 2002, (LOC: Allied Irish Banks),	905	ß
	4.60%, due 7/1/16
780	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013,	838	ß
	4.63%, due 7/1/25
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Manhattan Marymount College), Ser. 2009,	537	ß
	5.00%, due 7/1/24
900	New York St. Dorm. Au. Rev. Non St. Supported Debt (Montefiore Med. Ctr.), Ser. 2008, (FHA	993	ß
	Insured), 5.00%, due 8/1/21
1,595	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009,	1,831	ß
	5.25%, due 7/1/24
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group),	2,127	ß
	Ser. 2011-A, 4.38%, due 5/1/26
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2006-A,	1,072	ß
	5.00%, due 7/1/20
805	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2007-B,	873	ß
	5.25%, due 7/1/24
1,375	New York St. Dorm. Au. Rev. Non St. Supported Debt (Rochester Institute of Technology), Ser. 2012,	1,464	ß
	4.00%, due 7/1/28

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.
(cont’d)

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]

$2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. John’s Univ.), Ser. 2007-C, (National Public	$2,354	ß
	Finance Guarantee Corp. Insured), 5.25%, due 7/1/19
460	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group),	475	ß
	Ser. 2014-A, 4.00%, due 1/1/26
470	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group),	483	ß
	Ser. 2014-A, 4.00%, due 1/1/27
200	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group),	205	ß
	Ser. 2014-A, 4.00%, due 1/1/28
275	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group),	284	ß
	Ser. 2014-A, 4.13%, due 1/1/29
1,350	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	1,589
2,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-A, 5.00%, due 12/15/26	2,380
1,500	New York St. Env. Fac. Corp. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2004-A,	1,561	ß
	2.75%, due 7/1/17
2,000	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking), Ser. 2012-A, 4.00%, due 6/15/26	2,213
1,615	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.50%, due 11/1/29	1,697
960	New York St. HFA Rev. (Affordable Hsg.), Ser. 2012-F, (SONYMA Insured), 3.05%, due 11/1/27	960
1,045	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/27	1,031
1,230	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/23	1,412
1,295	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/24	1,482
1,000	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2007-B,	1,122
	5.00%, due 4/1/20
1,090	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2009-B,	1,269
	5.00%, due 4/1/19
1,250	New York St. Urban Dev. Corp. Ref. Rev., Ser. 2008-D, 5.25%, due 1/1/20	1,457
965	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2008-A1, 5.00%, due 12/15/23	1,087
785	Newburgh, G.O., Ser. 2012-A, 5.00%, due 6/15/22	869
900	Niagara Area Dev. Corp. Rev. (Covanta Energy Proj.), Ser. 2012, 4.00%, due 11/1/24	909	ß
640	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/25	727	ß
300	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/26	339	ß
500	Onondaga Civic Dev. Corp. Rev. (St. Josephs Hosp. Hlth. Ctr. Proj.), Ser. 2014-A, 5.00%, due 7/1/25	528	ß
1,000	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-B, 5.00%, due 12/1/19	1,185	ß
1,500	Oyster Bay, G.O., Ser. 2014, (AGM Insured), 3.25%, due 8/1/21	1,578
3,000	Port Au. New York & New Jersey Cons. Bonds, Ser. 2012-175, 3.00%, due 12/1/27	3,069
750	Rensselaer City Sch. Dist. Cert. Participation, Ser. 2006, (XLCA Insured), 5.00%, due 6/1/26	776
1,500	Rockland Co. G.O. (Pub. Imp. ), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/21	1,657
1,000	Saratoga Co. IDA Civic Fac. Rev. (Saratoga Hosp. Proj.), Ser. 2007-B, 5.00%, due 12/1/22	1,068	ß
1,410	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/28	1,608	ßØØ
1,980	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 5.00%, due 11/1/25	2,219
190	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp.	197
	Insured), 4.75%, due 1/1/24
1,000	Triborough Bridge & Tunnel Au. Rev., Subser. 2008-D, 5.00%, due 11/15/23 Pre-Refunded 11/15/18	1,164
765	Triborough Bridge & Tunnel Au. Rev., Subser. 2008-D, 5.00%, due 11/15/23	871
305	Ulster Co. Res. Rec. Agcy., Ser. 2002, (AMBAC Insured), 5.25%, due 3/1/16	306
1,405	United Nations Dev. Corp. Rev., Ser. 2009-A, 5.00%, due 7/1/22	1,607
3,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	3,610	ØØ
1,350	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%, due 1/1/28	1,475	ß
		103,812
Pennsylvania (2.9%)
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2,	2,135	[b]
	0.00%, due 12/1/34

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.
(cont’d)

PRINCIPAL AMOUNT (000’s omitted)		VALUE† (000’s omitted)[z]

Puerto Rico (4.3%)
$2,000	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (National Public Finance Guarantee	$2,083
	Corp. Insured), 5.50%, due 7/1/20
1,060	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser.	1,057	ß
	2002-A, (ACA Insured), 5.25%, due 8/1/16
		3,140
Virgin Islands (0.4%)
250	Virgin Islands Pub. Fin. Au. Rev., Ser. 2014-A, 5.00%, due 10/1/24	296
Total Municipal Notes (Cost $113,403)		119,424

UNITS

Liquidating Trust - Real Estate (2.5%)
600	CMS Liquidating Trust (Cost $3,105)	1,830	#*
Total Investments (164.5%) (Cost $116,508)		121,254	##
Cash, receivables and other assets, less liabilities (1.0%)		773
Liquidation Value of Variable Rate Municipal Term Preferred Shares [(65.5%)]		(48,300)
Total Net Assets Applicable to Common Shareholders (100.0%)		$73,727

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by each of Neuberger Berman California Intermediate Municipal Fund Inc. (“California”), Neuberger Berman Intermediate Municipal Fund Inc. (“Intermediate”) and Neuberger Berman New York Intermediate Municipal Fund Inc. (“New York”) (each individually a “Fund” and collectively, the “Funds”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds’ investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
  Level 3 – unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds’ investments in municipal securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 and 3 inputs used by independent pricing services to value municipal securities and units include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, appraisals, bid offers and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (each Fund’s Board of Directors, a “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments (cont’d)

The following is a summary, categorized by Level, of inputs used to value the Funds’ investments as of October 31, 2014:

Asset Valuation Inputs (000’s omitted)	Level 1	Level 2	Level 3§	Total
California
Investments:
Municipal Notes^	$—	$143,619	$ —	$143,619
Total Investments	—	143,619	—	143,619
Intermediate
Investments:
Municipal Notes^	—	476,006	—	476,006
Tax Exempt Preferred^	—	1,875	—	1,875
Total Investments	—	477,881	—	477,881
New York
Investments:
Municipal Notes^	—	119,424	—	119,424
Liquidating Trust—Real Estate	—	—	1,830	1,830
Total Investments	—	119,424	1,830	121,254

^ The Schedule of Investments provides information on the state categorization for the portfolio.

§ The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/13	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 10/31/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/14
(000’s omitted)
Investments in
Securities
New York
Units
Liquidating
Trust—
Real Estate	$1,920	$—	$—	$(90)	$—	$—	$—	$—	$1,830	$(90)
Total	$1,920	$—	$—	$(90)	$—	$—	$—	$—	$1,830	$(90)

See Notes to Financial Statements

Notes to Schedule of Investments (cont’d)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2014.

	Asset class	Fair value at 10/31/14	Valuation techniques	Unobservable input	Range per unit	Weighted Average per unit	Impact to valuation from increase in Input
New York	Units	$1,830,000	Income Approach	Appraised value	$2,592-$3,252	$2,922	Decrease

As of the year ended October 31, 2014, the Funds had no transfers between Levels 1, 2 or 3 based on the beginning of period market values as of October 31, 2013.

##      At October 31, 2014, selected fund information on a U.S. federal income tax basis was as follows:

(000’s omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California	$134,387	$9,424	$192	$9,232
Intermediate	434,426	45,727	2,272	43,455
New York	116,511	6,867	2,124	4,743

ß   Security is guaranteed by the corporate or non-profit obligor.

ñ   Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2014, these securities amounted to approximately $2,204,000 or 2.6% of net assets applicable to common shareholders for California, approximately $10,055,000 or 3.3% of net assets applicable to common shareholders for Intermediate and approximately $511,000 or 0.7% of net assets applicable to common shareholders for New York.

Ñ   These securities have been deemed by the investment manager to be illiquid. At October 31, 2014, these securities amounted to approximately $493,000 or 0.6% of net assets applicable to common shareholders for California and approximately $1,688,000 or 0.6% of net assets applicable to common shareholders for Intermediate.

Ø   All or a portion of this security was purchased on a when-issued basis. At October 31, 2014, these securities amounted to approximately $1,511,000 or 0.5% of nets assets applicable to common shareholders for Intermediate and approximately $511,000 or 0.7% of net assets applicable to common shareholders for New York.

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments.

µ   Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2014, and at their final maturities.

b   Currently a zero coupon security; will convert to 6.00% on December 1, 2015.

c   Currently a zero coupon security; will convert to 6.50% on December 1, 2015.

d   Currently a zero coupon security; will convert to 5.50% on August 1, 2021.

See Notes to Financial Statements

Notes to Schedule of Investments (cont’d)

e   Currently a zero coupon security; will convert to 6.38% on August 1, 2016.

f    Currently a zero coupon security; will convert to 6.38% on August 1, 2019.

g   Currently a zero coupon security; will convert to 6.13% on August 1, 2023.

h   Currently a zero coupon security; will convert to 6.75% on August 1, 2015.

i    Currently a zero coupon security; will convert to 6.88% on August 1, 2019.

j    Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

z   A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

*   Security did not produce income during the last twelve months.

‡   Security had an event of default.

#   Restricted securities subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be illiquid.

At October 31, 2014, these securities amounted to approximately $1,505,000 or 1.8% of net assets applicable to common shareholders for California, approximately $6,644,000 or 2.2% of net assets applicable to common shareholders for Intermediate and approximately $2,333,000 or 3.2% of net assets applicable to common shareholders for New York.

(000’s omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of October 31, 2014	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of October 31, 2014
California	Collier Co. Ind. Dev. Au.
	Continuing Care Comm.
	Rev. (Arlington of Naples
	Proj.), Ser. 2014-B1,
	6.88%, due 5/15/21	12/16/2013	$500	0.6%	$503	0.6%
	California Muni. Fin. Au.
	Charter Sch. Lease Rev.
	(Sycamore Academy Proj.),
	Ser. 2014, 5.63%, due
	7/1/44	9/18/2014	982	1.2%	1,002	1.2%

See Notes to Financial Statements

Notes to Schedule of Investments (cont’d)

				Acquisition
				Cost
				Percentage		Fair Value
				of Net Assets		Percentage
				Applicable		of Net Assets
				to Common		Applicable
				Shareholders		to Common
				as of		Shareholders
		Acquisition	Acquisition	Acquisition	Value as of	as of
(000’s omitted)	Restricted Security	Date	Cost	Date	October 31, 2014	October 31, 2014
Intermediate	California Muni. Fin. Au.
	Charter Sch. Lease Rev.
	(Sycamore Academy Proj.),
	Ser. 2014, 5.00%, due
	7/1/24	9/18/2014	$806	0.3%	$815	0.3%
	California Muni. Fin. Au.
	Charter Sch. Lease Rev.
	(Sycamore Academy Proj.),
	Ser. 2014, 5.13%, due
	7/1/29	9/18/2014	623	0.2%	632	0.2%
	Collier Co. Ind. Dev. Au.
	Continuing Care Comm.
	Rev. (Arlington of Naples
	Proj.), Ser. 2014-B1,
	6.88%, due 5/15/21	12/16/2013	1,000	0.4%	1,007	0.3%
	Munimae TE Bond
	Subsidiary LLC, Unsecured
	Notes, 5.00%, due
	4/30/28	1/31/2013	1,900	0.7%	1,875	0.6%
	New York Liberty Dev.
	Corp. Rev. (Nat’l Sports
	Museum Proj.), Ser.
	2006-A, 6.13%, due
	2/15/19	8/4/2006	1,100	0.4%	0	0.0%
	Non-Profit Pfd. Fdg. Trust I,
	Ser. 2006-C, 4.72%, due
	9/15/37	10/2/2006	3,000	1.0%	2,315	0.8%

See Notes to Financial Statements

Notes to Schedule of Investments (cont’d)

Acquisition
Cost
				Percentage		Fair Value
				of Net Assets		Percentage
				Applicable		of Net Assets
				to Common		Applicable
				Shareholders		to Common
				as of		Shareholders
		Acquisition	Acquisition	Acquisition	Value as of	as of
(000’s omitted)	Restricted Security	Date	Cost	Date	October 31, 2014	October 31, 2014
New York	Collier Co. Ind. Dev. Au.
Continuing Care Comm.
Rev. (Arlington of Naples
Proj.), Ser. 2014-B1,
	6.88%, due 5/15/21	12/16/2013	$500	0.7%	$503	0.7%
New York Liberty Dev.
Corp. Rev. (Nat’l Sports
Museum Proj.), Ser.
2006-A, 6.13%,
	due 2/15/19	8/4/2006	660	0.9%	0	0.0%
	CMS Liquidating Trust	11/21/2012	3,105	4.0%	1,830	2.5%

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman

(000’s omitted except per share amounts)

	CALIFORNIA		NEW YORK
	INTERMEDIATE	INTERMEDIATE	INTERMEDIATE
	MUNICIPAL FUND	MUNICIPAL FUND	MUNICIPAL FUND
	October 31, 2014	October 31, 2014	October 31, 2014
Assets
Investments in securities, at value* (Note A)—
see Schedule of Investments:
Unaffiliated issuers	$143,619	$477,881	$121,254
Cash	—	—	18
Interest receivable	1,632	6,434	1,654
Receivable for securities sold	325	4,037	—
Deferred offering costs	138	266	129
Prepaid expenses and other assets	8	14	8
Total Assets	145,722	488,632	123,063
Liabilities
Variable Rate Municipal Term Preferred Shares, Series A ($100,000
liquidation value per share; 590, 1,794 and 483 shares outstanding
for California, Intermediate and New York, respectively) (Note A)	59,000	179,400	48,300
Due to custodian	214	3,462	—
Distributions payable—preferred shares	64	196	52
Distributions payable—common shares	376	1,407	330
Payable for securities purchased	—	1,500	500
Payable to investment manager (Note B)	31	102	26
Payable to administrator (Note B)	37	123	31
Payable to directors	2	2	2
Accrued expenses and other payables	97	131	95
Total Liabilities	59,821	186,323	49,336
Net Assets applicable to Common Shareholders	$85,901	$302,309	$73,727
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$79,117	$267,797	$72,099
Undistributed net investment income (loss)	1,633	11,277	584
Accumulated net realized gains (losses) on investments	(4,081)	(20,233)	(3,702)
Net unrealized appreciation (depreciation) in value of investments	9,232	43,468	4,746
Net Assets applicable to Common Shareholders	$85,901	$302,309	$73,727
Common Shares Outstanding ($.0001 par value; 999,996,410
999,990,206 and 999,996,517 shares authorized for California,
Intermediate and New York, respectively)	5,538	18,766	5,076
Net Asset Value Per Common Share Outstanding	$15.51	$16.11	$14.52
*Cost of Investments	$134,387	$434,413	$116,508

See Notes to Financial Statements

Statements of Operations

Neuberger Berman

(000’s omitted)

	CALIFORNIA		NEW YORK
	INTERMEDIATE	INTERMEDIATE	INTERMEDIATE
	MUNICIPAL FUND	MUNICIPAL FUND	MUNICIPAL FUND
	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2014	October 31, 2014	October 31, 2014
Investment Income:
Income (Note A):
Interest and other income	$5,411	$20,546	$4,618
Expenses:
Investment management fees (Note B)	354	1,164	299
Administration fees (Note B)	425	1,397	359
Auction agent fees (Note A)	58	183	48
Audit fees	56	56	71
Basic maintenance expense (Note A)	22	22	22
Custodian and accounting fees	80	163	68
Insurance expense	5	17	4
Legal fees	27	80	25
Shareholder reports	14	31	15
Stock exchange listing fees	2	8	2
Stock transfer agent fees	22	22	22
Distributions to variable rate municipal term preferred shareholders
and amortization of offering costs (Note A)	270	802	218
Directors’ fees and expenses	37	37	37
Miscellaneous	31	41	31
Total net expenses	1,403	4,023	1,221
Net investment income (loss)	$4,008	$16,523	$3,397
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,473)	(3,808)	(800)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	7,844	32,661	5,515
Net gain (loss) on investments	6,371	28,853	4,715
Distributions to Auction Market Preferred Shareholders	(42)	(123)	(34)
Net increase (decrease) in net assets applicable to Common
Shareholders resulting from operations	$10,337	$45,253	$8,078

See Notes to Financial Statements

This page has been left blank intentionally

Statements of Changes in Net Assets

Neuberger Berman

(000’s omitted)

	CALIFORNIA INTERMEDIATE		INTERMEDIATE
	MUNICIPAL FUND		MUNICIPAL FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013
Increase (Decrease) in Net Assets Applicable
to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$4,008	$4,380	$16,523	$16,706
Net realized gain (loss) on investments	(1,473)	(1,314)	(3,808)	(3,022)
Change in net unrealized appreciation
(depreciation) of investments	7,844	(6,145)	32,661	(24,246)
Distributions to Auction Market Preferred
Shareholders From (Note A):
Net investment income	(42)	(108)	(123)	(335)
Net increase (decrease) in net assets applicable to
common shareholders resulting from operations	10,337	(3,187)	45,253	(10,897)
Distributions to Common Shareholders
From (Note A):
Net investment income	(4,517)	(4,512)	(15,857)	(15,757)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	78	162	45	303
Net Increase (Decrease) in Net Assets
Applicable to Common Shareholders	5,898	(7,537)	29,441	(26,351)
Net Assets Applicable to
Common Shareholders:
Beginning of year	80,003	87,540	272,868	299,219
End of year	$85,901	$80,003	$302,309	$272,868
Undistributed net investment income (loss)
at end of year	$1,633	$2,184	$11,277	$10,726

See Notes to Financial Statements

NEW YORK INTERMEDIATE
MUNICIPAL FUND
Year Ended	Year Ended
October 31, 2014	October 31, 2013

$3,397	$3,612
(800)	(1,032)

5,515	(5,235)

(34)	(89)

8,078	(2,744)

(3,959)	(3,957)

15	122

4,134	(6,579)

69,593	76,172
$73,727	$69,593

$584	$1,180

Notes to Financial Statements Intermediate Municipal Closed-End Funds

Note A—Summary of Significant Accounting Policies:

1 General: The Funds were organized as Maryland corporations on July 29, 2002. California and New York registered as non-diversified, closed-end management investment companies and Intermediate registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds’ Schedule of Investments.

3 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4 Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2014, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences, if any, are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, capital loss carryforwards expiring and differing characterization of distributions made by each Fund.

As determined on October 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of partnership basis adjustments. These reclassifications had no effect on net income, net asset value (“NAV”) or NAV per share of each Fund. For the year ended October 31, 2014, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
California	$—	$—	$—
Intermediate	—	8,317	(8,317)
New York	—	—	—

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	Distributions Paid From:
	Tax-Exempt Income		Ordinary Income		Total
	2014	2013	2014	2013	2014	2013
California	$4,720,334	$4,537,239	$97,664	$82,975	$4,817,998	$4,620,214
Intermediate	16,472,593	15,804,737	290,773	287,030	16,763,366	16,091,767
New York	4,178,249	4,034,901	24,603	11,360	4,202,852	4,046,261

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
California	$2,074,432	$—	$—	$9,231,966	$(4,081,517)	$(441,135)	$6,783,746
Intermediate	12,880,757	—	—	43,454,642	(20,220,432)	(1,603,739)	34,511,228
New York	966,202	—	—	4,743,091	(3,698,774)	(382,826)	1,627,693

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, capital loss carryforwards and, for Intermediate and New York, defaulted bond income adjustments.

To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Funds on November 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post-Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). As determined at October 31, 2014, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2015	2016	2017	2018	2019
California	$—	$—	$783,685	$—	$—
Intermediate	126,780	232,566	9,552,881	302,263	—
New York	—	269,555	1,053,807	—	7,374

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
California	$2,953,433	$344,399
Intermediate	8,641,151	1,364,791
New York	1,902,357	465,681

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

5 Distributions to common shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions to common shareholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common shareholders are recorded on the ex-date. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

On November 17, 2014, each Fund declared a monthly distribution to common shareholders payable December 15, 2014, to shareholders of record on November 28, 2014, with an ex-date of November 25, 2014 as follows:

Distribution per share
California	$0.068
Intermediate	0.075
New York	0.065

On December 15, 2014, each Fund declared a monthly distribution to common shareholders payable January 15, 2015, to shareholders of record on December 31, 2014, with an ex-date of December 29, 2014 as follows:

Distribution per share
California	$0.068
Intermediate	0.075
New York	0.065

6 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

7 Financial leverage: On October 21, 2002, the Funds re-classified unissued shares of capital stock into several series of Auction Market Preferred Shares (“AMPS”), as follows:

	Series A Shares	Series B Shares
California	1,500	1,500
Intermediate	4,000	4,000
New York	1,500	1,500

On December 13, 2002, the Funds issued several series of AMPS, as follows:

	Series A Shares	Series B Shares
California	1,180	1,180
Intermediate	3,588	3,588
New York	965	965

All shares of each series of AMPS had a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by a Fund, but excluding interest thereon. Distributions to AMPS shareholders, which were cumulative, were accrued daily. It was the policy of each Fund to pay distributions every 7 days for each Fund’s AMPS Series A and every 28 days for each Fund’s AMPS Series B, unless in a special rate period.

In the absence of a special rate period, distribution rates were reset every 7 days for each Fund’s AMPS Series A, based on the results of an auction. For the period from November 1, 2013 to the redemption date of the Series A AMPS, distribution rates ranged from:

	Distribution Rate
California	.06% –	.20%
Intermediate	.01% –	1.31%
New York	.07% –	.20%

In the absence of a special rate period, distribution rates were reset every 28 days for each Fund’s AMPS Series B, based on the results of an auction. For the period from November 1, 2013 to the redemption date of the Series B AMPS, distribution rates ranged from:

	Distribution Rate
California	.07% –	.16%
Intermediate	.06% –	.41%
New York	.07% –	.16%

On June 24, 2014, the Funds re-classified unissued shares of capital stock into Variable Rate Municipal Term Preferred Shares (“VMTPS”), Series A, as follows:

Series A Shares
California	590
Intermediate	1,794
New York	483

On June 30, 2014, July 1, 2014 and July 2, 2014, the Funds issued VMTPS, Series A, as follows:

Series A Shares
California	590
Intermediate	1,794
New York	483

Each Fund used the proceeds of the sale of VMTPS to redeem its outstanding AMPS. Each Fund’s VMTPS have a liquidation preference of $100,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“VMTPS Liquidation Value”). Distributions on the VMTPS are accrued daily and paid monthly at a floating rate. For financial reporting purposes only, the liquidation preference of the VMTPS is recognized as a liability in each Fund’s Statement of Assets and Liabilities.

The distribution rate for each Fund’s VMTPS is calculated based on the applicable SIFMA Municipal Swap Index plus a spread. The table below sets forth key terms of each Fund’s VMTPS.

		Term		Aggregate
		Redemption	Shares	Liquidation	Estimated
Fund	Series	Date	Outstanding	Preference	Fair Value
California	Series A	6/30/2019	590	$59,000,000	$59,000,000
Intermediate	Series A	7/1/2019	1,794	$179,400,000	$179,400,000
New York	Series A	7/2/2019	483	$48,300,000	$48,300,000

The Funds have paid up front expenses in connection with offering the VMTPS, which are being amortized over the life of the VMTPS. The expenses are included in the Distributions to variable rate municipal term preferred shareholders and amortization of offering costs line item that is reflected in the Statements of Operations.

Each Fund may redeem VMTPS, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of its VMTPS, but will incur additional expenses if it chooses to so redeem. Each Fund is also subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude a Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of VMTPS at VMTPS Liquidation Value. The holders of VMTPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the holders of VMTPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of VMTPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on VMTPS for two consecutive years.

8 Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California and New York normally invest a substantial portion of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds’ securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

9 Indemnifications: Like many other companies, the Funds’ organizational documents provide that their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

10 Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements, each Fund is required to provide the rating agency that rates its VMTPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the VMTPS. “Discounted value” refers to the fact that the rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street Bank and Trust Company (“State Street”) for the preparation of this report, which is reflected in the Statements of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any VMTPS (AMPS prior to June 30, 2014, July 1, 2014 and July 2, 2014 for California, Intermediate and New York, respectively) outstanding is not considered a liability.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC (“Neuberger”) is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Directors of each Fund are also employees of Neuberger and/or Management.

Note C—Securities Transactions:

During the year ended October 31, 2014, there were purchase and sale transactions of long-term securities as follows:

(000’s omitted)	Purchases	Sales
California	$33,400	$33,453
Intermediate	112,687	112,712
New York	38,117	37,560

Note D—Capital:

At October 31, 2014, the common shares outstanding and the common shares of each Fund owned by Neuberger were as follows:

	Common Shares Outstanding	Common Shares Owned by Neuberger
California	5,537,856	—
Intermediate	18,765,748	—
New York	5,076,520	—

Transactions in common shares for the years ended October 31, 2014 and October 31, 2013 were as follows:

	Shares Issued on Reinvestment of Dividends and Distributions		Net Increase/(Decrease) in Common Shares Outstanding
	2014	2013	2014	2013
California	5,192	10,278	5,192	10,278
Intermediate	3,131	18,941	3,131	18,941
New York	1,103	8,124	1,103	8,124

Financial Highlights

California Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. Net asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2014	2013	2012	2011	2010
Common Share Net Asset Value, Beginning of Year	$14.46	$15.85	$15.09	$15.25	$14.41
Income From Investment Operations Applicable to
Common Shareholders:
Net Investment Income (Loss)¢	.72	.79	.89	.99	.98
Net Gains or Losses on Securities
(both realized and unrealized)	1.16	(1.34)	.72	(.29)	.71
Common Share Equivalent of Distributions to
AMPS Preferred Shareholders From:
Net Investment Income¢	(.01)	(.02)	(.03)	(.04)	(.04)
Total From Investment Operations Applicable to
Common Shareholders	1.87	(.57)	1.58	.66	1.65
Less Distributions to Common Shareholders From:
Net Investment Income	(.82)	(.82)	(.82)	(.82)	(.81)
Common Share Net Asset Value, End of Year	$15.51	$14.46	$15.85	$15.09	$15.25
Common Share Market Value, End of Year	$15.53	$14.26	$16.66	$14.68	$14.56
Total Return, Common Share Net Asset Value†	13.28%	(3.65)%	10.65%	4.77%	12.07%
Total Return, Common Share Market Value†	15.02%	(9.60)%	19.55%	6.75%	17.34%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders,
End of Year (in millions)	$85.9	$80.0	$87.5	$83.1	$84.0
Preferred Shares Outstanding, End of Year (in millions)^	$59.0	$59.0	$59.0	$59.0	$59.0
Preferred Shares Liquidation Value Per Share^	$100,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets
Applicable to Common Shareholders
Ratio of Gross Expenses#Ø	1.70%	1.43%	1.41%	1.46%	1.59%
Ratio of Net Expenses‡Ø	1.70%	1.43%	1.33%	1.29%	1.33%
Ratio of Net Investment Income (Loss) Excluding
AMPS Preferred Share DistributionsØØ^	4.85%	5.19%	5.67%	6.68%	6.60%
Portfolio Turnover Rate	24%	47%	41%	16%	23%
Asset Coverage Per Preferred Share, End of Year@	$245,704	$58,900	$62,095	$60,224	$60,597

See Notes to Financial Highlights

Financial Highlights

Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. Net asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2014	2013	2012	2011	2010
Common Share Net Asset Value, Beginning of Year	$14.54	$15.96	$14.86	$14.94	$14.15
Income From Investment Operations Applicable to
Common Shareholders:
Net Investment Income (Loss)¢	.88	.89	.98	1.00	.99
Net Gains or Losses on Securities
(both realized and unrealized)	1.55	(1.45)	.98	(.21)	.67
Common Share Equivalent of Distributions to
AMPS Preferred Shareholders From:
Net Investment Income¢	(.01)	(.02)	(.02)	(.03)	(.04)
Total From Investment Operations Applicable to
Common Shareholders	2.42	(.58)	1.94	0.76	1.62
Less Distributions to Common Shareholders From:
Net Investment Income	(.85)	(.84)	(.84)	(.84)	(.83)
Common Share Net Asset Value, End of Year	$16.11	$14.54	$15.96	$14.86	$14.94
Common Share Market Value, End of Year	$15.42	$14.10	$16.43	$14.75	$14.80
Total Return, Common Share Net Asset Value†	17.24%	(3.59)%	13.30%	5.51%	11.89%
Total Return, Common Share Market Value†	15.72%	(9.19)%	17.51%	5.71%	20.56%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders,
End of Year (in millions)	$302.3	$272.9	$299.2	$277.5	$278.9
Preferred Shares Outstanding, End of Year (in millions)^^	$179.4	$179.4	$179.4	$179.4	$179.4
Preferred Shares Liquidation Value Per Share^^	$100,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets
Applicable to Common Shareholders
Ratio of Gross Expenses#Ø	1.41%	1.17%	1.17%	1.22%	1.30%
Ratio of Net Expenses‡Ø	1.41%	1.17%	1.09%	1.05%	1.05%
Ratio of Net Investment Income (Loss) Excluding
AMPS Preferred Share DistributionsØØ^^	5.77%	5.78%	6.30%	6.92%	6.75%
Portfolio Turnover Rate	24%	40%	35%	23%	26%
Asset Coverage Per Preferred Share, End of Year@	$268,620	$63,026	$66,698	$63,673	$63,870

See Notes to Financial Highlights

Financial Highlights

New York Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. Net asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2014	2013	2012	2011	2010
Common Share Net Asset Value, Beginning of Year	$13.71	$15.03	$14.49	$14.85	$14.07
Income From Investment Operations Applicable to
Common Shareholders:
Net Investment Income (Loss)¢	.67	.71	.79	.89	.92
Net Gains or Losses on Securities
(both realized and unrealized)	.93	(1.23)	.55	(.44)	.67
Common Share Equivalent of Distributions to
AMPS Preferred Shareholders From:
Net Investment Income¢	(.01)	(.02)	(.02)	(.03)	(.04)
Total From Investment Operations Applicable to
Common Shareholders	1.59	(.54)	1.32	.42	1.55
Less Distributions to Common Shareholders From:
Net Investment Income	(.78)	(.78)	(.78)	(.78)	(.77)
Common Share Net Asset Value, End of Year	$14.52	$13.71	$15.03	$14.49	$14.85
Common Share Market Value, End of Year	$14.11	$12.97	$15.74	$13.76	$14.95
Total Return, Common Share Net Asset Value†	12.16%	(3.50)%	9.26%	3.25%	11.43%
Total Return, Common Share Market Value†	15.21%	(12.82)%	20.49%	(2.61)%	22.54%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders,
End of Year (in millions)	$73.7	$69.6	$76.2	$73.1	$74.9
Preferred Shares Outstanding, End of Year (in millions)^^^	$48.3	$48.3	$48.3	$48.3	$48.3
Preferred Shares Liquidation Value Per Share^^^	$100,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets
Applicable to Common Shareholders
Ratio of Gross Expenses#Ø	1.71%	1.43%	1.42%	1.46%	1.55%
Ratio of Net Expenses‡Ø	1.71%	1.43%	1.34%	1.29%	1.30%
Ratio of Net Investment Income (Loss) Excluding
AMPS Preferred Share DistributionsØØ^^^	4.75%	4.93%	5.31%	6.21%	6.37%
Portfolio Turnover Rate	32%	52%	28%	16%	29%
Asset Coverage Per Preferred Share, End of Year@	$252,753	$61,059	$64,471	$62,895	$63,835

See Notes to Financial Highlights

Notes to Financial Highlights Intermediate Municipal Closed-End Funds

†   Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not waived a portion of the investment management fee during certain of the periods shown.

#   Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

‡   After waiver of a portion of the investment management fee by Management during certain of the periods shown. Each Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. Had the Funds not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

	Year Ended October 31,
	2013	2012	2011	2010
California	1.43%	1.33%	1.29%	1.34%
Intermediate	1.17%	1.09%	1.05%	1.05%
New York	1.43%	1.34%	1.29%	1.30%

@   Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of VMTPS and accumulated unpaid distributions on the VMTPS (AMPS prior to June 30, 2014, July 1, 2014 and July 2, 2014 for California, Intermediate and New York, respectively)) from the Fund’s total assets and dividing by the number of VMTPS/AMPS outstanding.

††    Expense ratios do not include the effect of distributions on AMPS. Income ratios include income earned on assets attributable to the VMTPS (AMPS prior to June 30, 2014, July 1, 2014 and July 2, 2014 for California, Intermediate and New York, respectively) outstanding.

¢     Calculated based on the average number of common shares outstanding during each fiscal period.

Ø    Distributions on VMTPS are included in expense ratios. The annualized ratios of distributions on VMTPS to average net assets applicable to common shareholders were:

Year Ended October 31, 2014
California	.33%
Intermediate	.28%
New York	.31%

ØØ    The annualized ratios of distributions on AMPS to average net assets applicable to common shareholders were:

	Year Ended October 31,
	2014	2013	2012	2011	2010
California	.05%	.13%	.17%	.24%	.29%
Intermediate	.04%	.12%	.15%	.22%	.27%
New York	.05%	.12%	.16%	.22%	.27%

^     Prior to June 30, 2014, California had AMPS outstanding. On June 30, 2014, California issued 590 VMTPS and redeemed its outstanding AMPS (see Note A-7 to Financial Statements).

^^     Prior to July 1, 2014, Intermediate had AMPS outstanding. On July 1, 2014, Intermediate issued 1,794 VMTPS and redeemed its outstanding AMPS (see Note A-7 to Financial Statements).

^^^   Prior to July 2, 2014, New York had AMPS outstanding. On July 2, 2014, New York issued 483 VMTPS and redeemed its outstanding AMPS (see Note A-7 to Financial Statements).

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of:
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

We have audited the accompanying statements of assets and liabilities of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (the “Funds”), including the schedules of investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc., at October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2014

Distribution Reinvestment Plan for each Fund

Computershare Trust Company, N.A. (the “Plan Agent”) will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser
Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Common Stock Transfer Agent
Computershare Trust Company, N.A.
480 Washington Boulevard
Jersey City, NJ 07310

Plan Agent
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:
Computershare Trust Company, N.A.
211 Quality Circle, Suite 210
College Station, TX 77845

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the directors (“Directors”) and officers (“Officers”) of each of the Funds. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. Each Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS I

Independent Directors

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	59	Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2002	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Director who is an “Interested Person”

Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2006 to 2008	Managing Director, Neuberger, since 2007; Managing Director, Neuberger Berman Fixed Income LLC (“NBFI”), since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

CLASS II

Independent Directors

Faith Colish (1935)	Director since 2002	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

George W. Morriss (1947)	Director since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	59	Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Tom D. Seip (1950)	Director since 2002; Chairman of the Board since 2008; formerly Lead Independent Director from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59	Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Howard A. Mileaf (1937)	Director since 2002	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Candace L. Straight (1947)	Director since 2002	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59	Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Director who is an “Interested Person”

Joseph V. Amato* (1962)	Director since 2008	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.	59	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Each Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meeting of shareholders held in 2015, 2016 and 2017, respectively, and at each third annual meeting of shareholders thereafter.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Director who is an “interested person” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Joseph Amato and Robert Conti are interested persons of each Fund by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Funds

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served	Principal Occupation(s)(2)

Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2002

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served	Principal Occupation(s)(2)

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website, at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

In early 2015 you will receive information to be used in filing your 2014 tax returns, which will include a notice of the exact tax status of all distributions paid to you by each Fund during calendar year 2014. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2014, the percentages representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax are as follows:

Neuberger Berman
California Intermediate Municipal Fund Inc.	97.97%
Intermediate Municipal Fund Inc.	98.27%
New York Intermediate Municipal Fund Inc.	99.41%

Report of Votes of Shareholders

An annual meeting of shareholders was held on September 17, 2014. Shareholders voted to elect four Class III Directors (one of which was to be elected only by holders of preferred shares) to serve until the annual meeting of shareholders in 2017, or until their successors are elected and qualified, and one Class II Director to serve until the annual meeting of shareholders in 2016, or until her successor is elected and qualified. Class I Directors (which include Michael M. Knetter, Peter P. Trapp, and Robert Conti) and the other Class II Directors (which include George W. Morriss and Tom D. Seip) continue to hold office until the annual meeting in 2015 and 2016, respectively.

To elect four Class III Directors to serve until the annual meeting of shareholders in 2017, or until their successors are elected and qualified.

CALIFORNIA

		Votes		Broker
Common and Preferred Shares	Votes For	Withheld	Abstentions	Non-Votes
Candace L. Straight	4,547,414	45,479	—	—
Martha C. Goss	4,547,414	45,479	—	—
Joseph V. Amato	4,547,414	45,479	—	—

		Votes		Broker
Preferred Shares	Votes For	Withheld	Abstentions	Non-Votes
Howard A. Mileaf	590	—	—	—

To elect one Class II Director to serve until the annual meeting of shareholders in 2016, or until her successor is elected and qualified.

		Votes		Broker
Common and Preferred Shares	Votes For	Withheld	Abstentions	Non-Votes
Faith Colish	4,547,414	45,479	—	—

INTERMEDIATE

To elect four Class III Directors to serve until the annual meeting of shareholders in 2017, or until their successors are elected and qualified.

		Votes		Broker
Common and Preferred Shares	Votes For	Withheld	Abstentions	Non-Votes
Candace L. Straight	15,570,526	197,883	—	—
Martha C. Goss	15,570,526	197,883	—	—
Joseph V. Amato	15,588,433	179,975	—	—

		Votes		Broker
Preferred Shares	Votes For	Withheld	Abstentions	Non-Votes
Howard A. Mileaf	1,794	—	—	—

To elect one Class II Director to serve until the annual meeting of shareholders in 2016, or until her successor is elected and qualified.

		Votes		Broker
Common and Preferred Shares	Votes For	Withheld	Abstentions	Non-Votes
Faith Colish	15,548,012	220,397	—	—

NEW YORK

To elect four Class III Directors to serve until the annual meeting of shareholders in 2017, or until their successors are elected and qualified.

		Votes		Broker
Common and Preferred Shares	Votes For	Withheld	Abstentions	Non-Votes
Candace L. Straight	4,210,690	261,967	—	—
Martha C. Goss	4,210,690	261,967	—	—
Joseph V. Amato	4,300,813	171,843	—	—

		Votes		Broker
Preferred Shares	Votes For	Withheld	Abstentions	Non-Votes
Howard A. Mileaf	483	—	—	—

To elect one Class II Director to serve until the annual meeting of shareholders in 2016, or until her successor is elected and qualified.

		Votes		Broker
Common and Preferred Shares	Votes For	Withheld	Abstentions	Non-Votes
Faith Colish	4,123,289	349,367	—	—

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Boards of Directors (each a “Board” and, collectively, the “Board”) of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (each a “Fund” and, collectively, the “Funds”), including the Directors who are not “interested persons” of Neuberger Berman Management LLC (“Management”) (including its affiliates) or a Fund (“Independent Fund Directors”), consider whether to continue the Funds’ Management and Sub-Advisory Agreements (“Agreements”). At a meeting held on October 6-7, 2014, each Board, including the Independent Fund Directors, approved the continuation of the Agreements for its Fund.

In evaluating the Agreements, the Boards, including the Independent Fund Directors, reviewed extensive materials provided by Management and Neuberger Berman LLC (“Neuberger”) in response to questions submitted by the Boards and counsel for the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Boards to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.

In connection with their deliberations, the Boards also considered the broad range of information relevant to the annual contract review that is provided to the Boards (including their various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; quality of portfolio trade execution; and compliance and other services provided by Management, Neuberger and their affiliates. To assist the Boards in their deliberations regarding the annual contract review, the Boards have established Contract Review Committees comprised of Independent Fund Directors, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Directors received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committees and the Independent Fund Directors met with such counsel separately from representatives of Management and Neuberger.

In connection with its approval of the continuation of the Agreements for its Fund, each Board evaluated the terms of the Agreements, the overall fairness of the Agreements to its Fund and whether the Agreements were in the best interests of its Fund and Fund shareholders. Each Board considered all factors it deemed relevant with respect to its Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to appropriate market indices and a peer group of investment companies; (3) the costs of the services provided and the profit realized by Management and its affiliates from their relationship with the Fund; (4) whether and to what extent economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Director may have attributed different weights to the various factors, each Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to it throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. Each Board focused on the overall costs and benefits of the Agreements relating to its Fund and, through its Fund, Fund shareholders.

With respect to the nature, extent and quality of the services provided, each Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for its Fund.

The Boards noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Boards also considered Management’s and Neuberger’s policies and practices regarding allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Boards also considered that Management’s responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management’s process for managing risk. In addition, the Boards noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Boards also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Funds. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Boards considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, each Board considered information regarding its Fund’s short-, intermediate-, and long-term performance, as applicable, on both a market return and net asset value basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group of closed-end investment companies (as constructed by an independent organization) pursuing broadly similar strategies. Each Board reviewed performance in relation to certain measures of the degree of investment risk undertaken by portfolio managers. The Boards factored into their evaluations of the Funds’ performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In the case of those Funds that had underperformed their relevant market indices and/or peer groups over certain periods, the Boards discussed with Management each Fund’s performance and steps that Management had taken, or intended to take, to improve performance. The Boards considered Management’s responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Boards noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund’s Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund’s recent performance.

With respect to the overall fairness of the Agreements, each Board considered the fee structure for its Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with its Fund. The Boards also considered the profitability of Management and its affiliates from their association with the Funds, profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management’s reported expense categories.

Each Board reviewed a comparison of its Fund’s management fee and overall expense ratio to a peer group of broadly comparable funds. With regard to the sub-advisory fee paid to Neuberger, the Boards noted that this fee is “at cost.” Each Board noted that the comparative management fee analysis includes, in its Fund’s management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. In addition, each Board considered the mean and median of the management fees and expense ratios of its Fund’s peer group. Where a Fund’s management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. The Boards considered the size of the profit that management realized.

The Boards considered whether there were other funds that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Funds. Each Board compared the fees charged to its Fund to the fees charged to any such funds. Each Board considered the appropriateness and reasonableness of any differences between the fees charged to its Fund and any such funds, and determined that any differences in fees and fee structures were consistent with the management and other services provided. Each Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to its Fund. The Boards considered that the Funds are closed-end bond funds that are not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Funds’ assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with its Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, each Board reviewed specific data as to Management’s profit on its Fund for a recent period. The Boards also carefully examined Management’s cost allocation methodology. The Boards recognized that Management should be entitled to earn a reasonable level of profits for the services it provides to the Funds and, based on their review, concluded that Management’s reported level of profitability was reasonable.

Conclusions

In approving the Agreements, each Board concluded that the terms of each respective Agreement are fair and reasonable to its Fund and that approval of the Agreements is in the best interests of the respective Fund and its shareholders. In reaching this determination, with respect to each Fund, the respective Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in Management’s and Neuberger’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and benefits accruing to the Fund. Each Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on each Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

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Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158–0180 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds.

H0649 12/14

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman New York Intermediate Municipal Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics requiring disclosure and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 6, 2013). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are George Morriss and Candace Straight. Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $46,325 and $46,325 for the fiscal years ended 2013 and 2014, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $11,150 and $11,650 for the fiscal years ended 2013 and 2014, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $11,150 and $11,650 for the fiscal years ended 2013 and 2014, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act"). Its members are Howard A. Mileaf, George W. Morriss (Chair), Candace L. Straight (Vice Chair) and Peter P. Trapp.

Item 6. Schedule of Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.
NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.
NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.
In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.
James L. Iselin is a Senior Vice President of NB Management and Neuberger Berman LLC. Mr. Iselin joined Neuberger Berman LLC in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group beginning in 1993.

S. Blake Miller is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman Fixed Income LLC. Mr. Miller joined Neuberger Berman Fixed Income LLC in 2008. Prior to that time, he was the head of Municipal Fixed Income investing at another firm where he worked beginning in 1986.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2014.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
James L. Iselin

Registered Investment Companies*	4	$857	0	N/A

Other Pooled Investment Vehicles	1	16	0	N/A

Other Accounts**	3,694	6,145	0	N/A

S. Blake Miller

Registered Investment Companies*	4	$857	0	N/A

Other Pooled Investment Vehicles	0	N/A	0	N/A

Other Accounts**	1,052	3,947	0	N/A

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests. In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible.

NB Management, Neuberger Berman LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
(a)(3) Compensation (as of October 31, 2014)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”) and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Most of the senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure. Currently, on a yearly basis, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. Employee equity and preferred stock is subject to vesting and other terms and conditions.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period. Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by NB Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party). The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

(a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2014.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
James L. Iselin	B
S. Blake Miller	A

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = Over $1,000,000
D =$50,001-$100,000
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 6, 2013).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman New York Intermediate Municipal Fund Inc.
By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 8, 2015

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 8, 2015